OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	September 30, 2007
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . :19.3
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-7428

ING GET Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2006 to December 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2006

ING GET Fund

■  Series Q

■  Series R

■  Series S

■  Series T

■  Series U

■  Series V

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Investment Strategy and Principal Risks	12

Shareholder Expense Examples	16

Report of Independent Registered Public Accounting Firm	17

Statements of Assets and Liabilities	18

Statements of Operations	20

Statements of Changes in Net Assets	22

Financial Highlights	25

Notes to Financial Statements	31

Portfolios of Investments	42

Tax Information	78

Trustee and Officer Information	79

Advisory Contract Approval Discussion	83

PROXY VOTING INFORMATION

A description of the policies and procedures that the Series use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds' website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Series voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Series files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q are available on the SEC's website at www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Series by calling Shareholder Services toll-free at 1-800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the "Fed") ceased what was a two-year trend. That trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a "plateau." Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") rose significantly.

Of course, the Fed's actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are often determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Shaun Mathews
President
ING Funds
January 31, 2007

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International ("MSCI") World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee ("FOMC") had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond ("LBAB") Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent "disagreement" between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers' spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product ("GDP") growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950's. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low unemployment and almost flat prices, yet business

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from –2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China's market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world's fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone's GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter's annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GET FUND — SERIES Q THROUGH V

PORTFOLIO MANAGERS' REPORT

During the Guarantee Period, the ING GET Fund — Series Q, R, S, T, U and V (each a "Series"; collectively the "GET Series") seek to achieve maximum total return and minimal exposure of each Series' assets to a market value loss by participating, to the extent possible, in favorable equity market performance during the Guarantee Period. The Series are managed by the following Portfolio Management Team with ING Investment Management Co., the Sub-Adviser

Asset Allocation: Mary Ann Fernandez, Senior Vice President, serves as strategist for the GET Series and is responsible for overseeing overall GET Series strategy and the allocation of Series Assets between the Equity and Fixed components

Equity Component: Omar Aguilar, Portfolio Manager and Vincent Costa*, Portfolio Manager, co-manage the Equity Component.

Fixed Component: The Fixed Component is managed by James B. Kuffmann, Portfolio Manager.

Note: The Series are closed to new investments.

Performance: Listed below are the total returns for each Series, the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the Lehman Brothers® 1-3 Year Government ("LBG 1-3") Index(2) for the year ended December 31, 2006:

Series Q	5.52%
Series R	6.81%
Series S	7.26%
Series T	6.63%
Series U	7.36%
Series V	4.37%
S&P 500® Index	15.79%
LBG 1-3 Index	4.12%

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)  The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years

An investor cannot invest directly in an index.

*  Effective December 31, 2006 Douglas Coté resigned from ING Investment Co.

ING GET FUND — SERIES Q THROUGH V

PORTFOLIO MANAGERS' REPORT

Portfolio Specifics: Performance for the GET Series results from a combination of returns on the Equity Component and Fixed Component, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the GET Series generally buy equities (and sell bonds) when the equity market rises and sell equities (and buy bonds) as the equity market declines. The use of fixed income reduces the GET Series' ability to fully participate in rising equity markets.

ING GET Fund Series — Q-S

The GET Series' Fixed Components outperformed the LBG 1-3 Index. All of the GET Series hold a higher percentage of agency securities than the LBG 1-3 Index, and over the period agencies outperformed Treasuries, which helped performance. These GET Series have shorter durations than the LBG 1-3 Index which helped as shorter duration issues outperformed longer duration issues over the period.

ING GET Fund Series — T-V

The GET Series' Fixed Components slightly underperformed the LBG 1-3 Index. The GET Series hold a modest number of treasury and agency securities and over the period these issues underperformed the LBG 1-3 Index. Security selection was the main reason for underperformance. However, underperformance was limited as these Series have shorter durations than the LBG 1-3 Index which helped as shorter-duration agencies and treasuries issues outperformed longer-duration issues over the period.

The GET Series' Equity Components modestly outperformed the S&P 500® Index due to the positive impact of security selection, especially in information technology and energy. Our positive performance was offset somewhat by security selection in consumer discretionary and utility. Sector allocation had a negligible impact on the portfolio. Valuation and quality factors positively impacted performance while market recognition factors acted as a drag on performance over the period. Our overall sector exposures are by design quite close to the S&P 500® Index so that nearly all of our relative performance is driven by individual stock selection.

Current Strategy and Outlook: A weak housing market coupled with the lagged effects of 17 rate hikes by the Federal Reserve has slowed the U.S. economy. Going forward, we believe gross domestic product growth will be moderate, with output expanding at a slightly below-trend rate, as residential investment declines. Lower gasoline prices and credit conditions should help mitigate the spill over effects from the weakening housing market. Our view is that the economy is in a mid-cycle slowdown with a low likelihood of recession. There are still some contradicting signals affecting the capital markets. The equities market has reached its post 9/11 highs while at the same time slower growth and lower inflation metrics have sent interest rates to their lowest levels in almost 11 months. Stocks appear to be signaling an expansion while bonds are not.

Allocation between the Equity Component and Fixed Component are dependent on our quantitative asset allocation model, which uses the factors mentioned above and not on a qualitative evaluation of the bond versus the equity markets.

Asset Allocation
as of December 31, 2006
(as a percent of net assets)

	Fixed Income	Common Stock	Other Assets and Liabilities – Net
GET Q	79.3%	20.8%	(0.1)%
GET R	66.7%	33.4%	(0.1)%
GET S	60.9%	39.9%	(0.8)%
GET T	65.5%	34.7%	(0.2)%
GET U	54.5%	45.4%	0.1%
GET V	86.4%	13.8%	(0.2)%

Portfolio holdings are subject to change daily.

ING GET FUND — SERIES Q

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period March 15, 2002
ING GET Fund — Series Q	5.52%	3.38%
S&P 500® Index(1)	15.79%	7.17	%(2)
LBG 1-3 Index(3)	4.12%	2.92	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund — Series Q against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from March 1, 2002.

(3) The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

PORTFOLIO MANAGERS' REPORT

ING GET FUND — SERIES R

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period June 14, 2002
ING GET Fund — Series R	6.81%	4.26%
S&P 500® Index(1)	15.79%	8.35	%(2)
LBG 1-3 Index(3)	4.12%	2.88	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund — Series R against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from June 1, 2002.

(3) The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

ING GET FUND — SERIES S

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period September 12, 2002
ING GET Fund — Series S	7.26%	4.36%
S&P 500® Index(1)	15.79%	12.65	%(2)
LBG 1-3 Index(3)	4.12%	2.46	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund — Series S against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from September 1, 2002.

(3) The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

PORTFOLIO MANAGERS' REPORT

ING GET FUND — SERIES T

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period December 12, 2002
ING GET Fund — Series T	6.63%	4.36%
S&P 500® Index(1)	15.79%	12.74	%(2)
LBG 1-3 Index(3)	4.12%	2.42	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund — Series T against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from December 1, 2002.

(3) The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

ING GET FUND — SERIES U

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period March 13, 2003
ING GET Fund — Series U	7.36%	5.09%
S&P 500® Index(1)	15.79%	16.69	%(2)
LBG 1-3 Index(3)	4.12%	2.20	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund — Series U against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from March 1, 2003.

(3) The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

PORTFOLIO MANAGERS' REPORT

ING GET FUND — SERIES V

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception of Guarantee Period June 13, 2003
ING GET Fund — Series V	4.37%	1.69%
S&P 500® Index(1)	15.79%	13.43	%(2)
LBG 1-3 Index(3)	4.12%	2.13	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund — Series V against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series' performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from June 1, 2003.

(3) The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

ING GET FUND SERIES Q THROUGH V

INVESTMENT STRATEGY AND PRINCIPAL RISKS

What is the Investment Strategy during the Guarantee Period?

The GET Series do not implement an "investment strategy" in any conventional sense. Rather, the Series' asset allocation strategy seeks to optimize the exposure of the Series to the Equity Component (defined below) while protecting Series assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Guarantee. The Series allocate their assets among the following asset classes:

During the Guarantee Period, the Series' assets will be allocated between the:

•  Equity Component, consisting of common stocks included in the S&P 500® Index, futures contracts on the S&P 500® Index, and when the Equity Component's market value is $5 million or less, investments in exchange traded funds ("ETFs") that can reasonably be expected to have at least a 95% correlation ratio with the S&P 500® Index, in S&P 500® Index futures, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series' investments in such securities; and the

•  Fixed Component, consisting primarily of short- to intermediate-duration U.S. Government securities.

The Series' asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that an insurance company may be required to make payment under the Guarantee. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the Series.

The minimum Targeted Return for each Series is 1.5% per year over the Guarantee Period (except for GET U and GET V, which do not have a Targeted Return) before asset based contract charges and each Series' cost of operations.

How does the Series' asset Allocation work?

ING Investment Management Co. ("ING IM"), Sub-Adviser to the Series, uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Series, the then prevailing level of interest rates, equity market volatility, the Series' total annual expenses, insurance company separate account expenses, and the Maturity Date. The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter. Generally, as the value of the Equity Component rises, more assets are allocated to the Equity Component; as the value of the Equity Component declines, more assets are allocated to the Fixed Component. The amount directed to the Equity Component is always restricted so that even if it were to experience a "material decline" (at least a 30% decline) in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Guarantee. The allocation to the Equity Component or the Fixed Component may be zero under certain circumstances.

Equity Component: ING IM manages the Equity Component by overweighting those stocks in the S&P 500® Index that it believes will outperform the S&P 500® Index, and underweighting (or avoiding altogether) those stocks ING IM believes will underperform the S&P 500® Index ("Enhanced Index Strategy"). Stocks ING IM believes are likely to match the performance of the S&P 500® Index are invested in proportion to their representation in the Index. To determine which stocks to weight more or less heavily, ING IM uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. ING IM expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500® Index in both rising and falling markets.

If the Equity Component's market value is $5 million or less, in order to replicate an investment in stocks listed in the S&P 500® Index, ING IM may invest the entire amount of the Equity Component's assets in S&P 500® Index futures, in ETFs, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series' investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended "1940 Act"). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ING IM will not employ an enhanced index strategy when it invests in S&P 500® Index futures and ETFs.

INVESTMENT STRATEGY AND PRINCIPAL RISKS

ING GET FUND SERIES Q THROUGH V

Fixed Component: ING IM seeks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Maturity Date. Generally, at least 55% of the Fixed Component will consist of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). Although the Series invest in securities insured or guaranteed by the U.S. Government, the Series shares are not issued or guaranteed. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also consist of mortgage-backed securities (including commercial mortgage-backed securities) which are rated AAA or Aaa at the time of purchase by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P")®, respectively, and corporate obligations which are rated at the time of purchase A- or higher by S&P and/or Aa3 or higher by Moody's. The Fixed Component may also include U.S. Treasury futures and money market instruments. The Series may also invest in other investment companies to the extent permitted under the 1940 Act. The GET Series may also invest in other investment companies to the extent permitted by the 1940 Act.

What are the Principal Guarantee Period Risks?

Allocation Risk: If, at the inception of, or any time during, the Guarantee Period interest rates are low, the Series' assets may be largely invested in the Fixed Component in order to decrease the likelihood that an insurance company would be required to make any payment under the Guarantee. The effect of low interest rates on the Series would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed-income securities. In addition, if during the Guarantee Period the equity markets experienced a material decline, the Series' assets may become largely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Series would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the Series' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Asset Allocation May Underperform Static Strategies: The asset allocation process results in transaction costs. Volatile periods in the market may increase these costs. This process can have an adverse effect on the performance of the Series during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Series, may increase the Series' transaction costs.

Opportunity Costs: There are substantial opportunity costs associated with an investment in the Series. The Series may allocate a substantial portion, and under certain circumstances all, of the Series' assets to the Fixed Component in order to conserve Series assets to a level equal to or above the present value of the Guarantee.

Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Series' assets. If the market value of the Equity Component rises, the percentage of the Series' assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Series will affect these allocations. For example, if the Series incurs early losses, the Series may allocate 100% of the Series' assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component.

The extent to which the Series participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Series, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Series and of the underlying contract, and other factors. The Series might capture a material portion, very little or none of any Equity Component increase.

It is possible that on the Maturity Date, a Contract-holder or Participant could receive only the guaranteed amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

When you hold your investment until the end of the 5-year Guarantee Period, on the Guarantee Maturity Date your account will be worth no less than your investment at the inception of the Guarantee Period, less any

ING GET FUND SERIES Q THROUGH V

INVESTMENT STRATEGY AND PRINCIPAL RISKS

redemptions and distributions you have received in cash, and certain Series expenses, such as interest, taxes and extraordinary expenses. If you sell shares during the Guarantee Period, shares are redeemed at the current net asset value ("NAV") which may be worth more or less than your original investment and/or the NAV at the inception of the Guarantee Period. The guarantee is based on the beginning NAV on the first day of the Guarantee Period, not the Public Offering Price, and does not apply to any earnings realized during the Guarantee Period. The guarantee is backed by insurance companies offering the Series. As with the sale of any securities, a taxable event may occur if the Series liquidates fixed income securities at the end of the Guarantee Period.

Worst Case Scenarios for the Series' Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Series' NAV decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Series' assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Impact of Annuity Charges and Other Expenses: Contract-holders and Participants with interests in the Series through separate accounts are not subject to identical separate account charges. In its proprietary computer model, the Sub-Adviser uses an expense factor designed to have the Series produce a return which may cover some portion of these charges. The expense factor will be determined at the inception of the Guarantee Period. If the expense factor is set to cover the higher charges, the initial asset allocation to the Equity Component will be lower. Accordingly, the level of the expense factor chosen by the Series may represent a greater opportunity cost to Contract-holders and Participants with lower separate account charges. Regardless of where the expense factor is set, it will not affect the Guarantee payable by the insurance company.

Stock and Bond Investments: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on ING IM's skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market prices of STRIPS generally are more volatile than the market prices of other fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.

With mortgage-backed securities, there is a risk of prepayment of the underlying mortgage. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Series may have to reinvest the proceeds of prepayments at lower yields. In addition, with credit risk, the Series could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Series is subject to less credit risk than other funds because it principally invests in debt securities issued or guaranteed by the U.S. Government or its agencies.

Declining Interest Rates: A decline in prevailing U.S. interest rates could materially increase the opportunity costs. Any such decline would increase the present value of the Guarantee, potentially causing the Series to allocate all or substantially all of the Series' assets to the Fixed Component in order to assure that such assets do not fall below the Guarantee.

Futures Contracts: The Series may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Series uses futures for hedging purposes or to temporarily increase or limit exposure to a particular asset class. The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual investment made in the futures contract.

Other Investment Companies. The GET Series may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main

INVESTMENT STRATEGY AND PRINCIPAL RISKS

ING GET FUND SERIES Q THROUGH V

risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the GET Series may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The GET Series' purchase of shares of an ING Money Market Fund will result in the GET Series paying a proportionate share of the expenses of the ING Money Market Fund. The Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the GET Series invests resulting from the GET Series' investment into the ING Money Market Fund.

Risks of Using Derivatives: Certain securities in which the Series may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount owed on the contract when due, the Series can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Series' share price to decline. Markets underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Series' realizing a lower return than expected on an investment.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006. The Funds' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

ING GET U.S. Fund	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Fund Return
Series Q	$1,000.00	$1,041.70	0.80%	$4.12
Series R	1,000.00	1,054.60	0.80	4.14
Series S	1,000.00	1,060.30	0.80	4.15
Series T	1,000.00	1,056.40	0.80	4.15
Series U	1,000.00	1,065.70	0.80	4.17
Series V	1,000.00	1,037.10	0.80	4.11
Hypothetical (5% return before expenses)
Series Q	$1,000.00	$1,021.17	0.80%	$4.08
Series R	1,000.00	1,021.17	0.80	4.08
Series S	1,000.00	1,021.17	0.80	4.08
Series T	1,000.00	1,021.17	0.80	4.08
Series U	1,000.00	1,021.17	0.80	4.08
Series V	1,000.00	1,021.17	0.80	4.08

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING GET Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING GET Fund- Series Q, Series R, Series S, Series T, Series U, and Series V, each a series of ING GET Fund, as of December 31, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 23, 2007

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING GET Fund - Series Q	ING GET Fund - Series R	ING GET Fund - Series S
ASSETS:
Investments in securities at value*	$91,951,981	$91,413,658	$116,449,154
Short-term investments at amortized cost	389,000	346,000	899,000
Cash	643	5,280	257
Dividends and interest receivable	40,313	42,060	64,294
Prepaid expenses	2,755	2,666	3,438
Reimbursement due from manager	13,335	13,872	19,511
Total assets	92,398,027	91,823,536	117,435,654
LIABILITIES:
Payable for fund shares redeemed	16,706	9,573	853,953
Payable to affiliates	71,828	71,293	90,622
Payable for trustee fees	10,164	7,627	8,567
Other accrued expenses and liabilities	48,082	40,082	54,981
Total liabilities	146,780	128,575	1,008,123
NET ASSETS	$92,251,247	$91,694,961	$116,427,531
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$86,052,478	$84,269,791	$105,193,373
Undistributed net investment income	3,187,347	2,611,124	2,997,767
Accumulated net realized gain on investments	603,765	949,426	2,632,385
Net unrealized appreciation on investments	2,407,657	3,864,620	5,604,006
NET ASSETS	$92,251,247	$91,694,961	$116,427,531
* Cost of investments in securities	$89,544,324	$87,549,038	$110,845,148
Shares authorized	unlimited	unlimited	unlimited
Par value	n/a	n/a	n/a
Shares outstanding	9,007,946	8,957,713	11,228,597
Net asset value and redemption price per share	$10.24	$10.24	$10.37

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING GET Fund - Series T	ING GET Fund - Series U	ING GET Fund - Series V
ASSETS:
Investments in securities at value*	$101,989,676	$103,635,795	$148,692,610
Short-term investments at amortized cost	440,000	941,000	1,213,000
Cash	439	423	799
Dividends and interest receivable	48,485	262,318	29,277
Prepaid expenses	3,032	3,067	4,537
Reimbursement due from manager	9,733	16,524	22,737
Total assets	102,491,365	104,859,127	149,962,960
LIABILITIES:
Payable for fund shares redeemed	80,749	14,542	156,839
Payable to affiliates	79,100	80,998	116,234
Payable for trustee fees	11,212	5,461	7,827
Other accrued expenses and liabilities	45,876	48,077	67,139
Total liabilities	216,937	149,078	348,039
NET ASSETS	$102,274,428	$104,710,049	$149,614,921
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$94,923,687	$96,607,732	$152,683,688
Undistributed net investment income	2,587,961	2,265,794	3,134,181
Accumulated net realized gain (loss) on investments	1,258,333	1,351,337	(3,464,710)
Net unrealized appreciation (depreciation) on investments	3,504,447	4,485,186	(2,738,238)
NET ASSETS	$102,274,428	$104,710,049	$149,614,921
* Cost of investments in securities	$98,485,229	$99,150,609	$151,430,848
Shares authorized	unlimited	unlimited	unlimited
Par value	n/a	n/a	n/a
Shares outstanding	10,104,793	10,420,883	14,852,434
Net asset value and redemption price per share	$10.12	$10.05	$10.07

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING GET Fund - Series Q	ING GET Fund - Series R	ING GET Fund - Series S
INVESTMENT INCOME:
Dividends	$378,043	$563,011	$893,753
Interest	3,636,350	2,844,386	3,159,095
Total investment income	4,014,393	3,407,397	4,052,848
EXPENSES:
Investment management fees	617,563	591,913	785,017
Distribution fees	257,317	246,629	327,089
Transfer agent fees	117	117	117
Administrative service fees	56,608	54,257	71,957
Shareholder reporting expense	13,330	10,910	15,500
Professional fees	24,149	24,919	33,645
Custody and accounting expense	21,900	20,725	23,725
Trustee fees	10,950	9,125	8,264
Miscellaneous expense	12,487	12,010	13,940
Total expenses	1,014,421	970,605	1,279,254
Net waived and reimbursed fees	(190,352)	(180,662)	(231,695)
Net expenses	824,069	789,943	1,047,559
Net investment income	3,190,324	2,617,454	3,005,289
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,167,812	1,561,036	3,228,846
Net change in unrealized appreciation or depreciation on investments	1,109,391	2,140,887	2,639,586
Net realized and unrealized gain on investments	2,277,203	3,701,923	5,868,432
Increase in net assets resulting from operations	$5,467,527	$6,319,377	$8,873,721

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING GET Fund - Series T	ING GET Fund - Series U	ING GET Fund - Series V
INVESTMENT INCOME:
Dividends	$665,914	$869,986	$471,472
Interest	2,833,177	2,339,898	4,097,736
Total investment income	3,499,091	3,209,884	4,569,208
EXPENSES:
Investment management fees	677,342	701,001	1,072,288
Distribution fees	282,224	292,082	446,785
Transfer agent fees	117	117	128
Administrative service fees	62,087	64,256	98,290
Shareholder reporting expense	13,292	9,758	17,753
Registration fees	—	—	88
Professional fees	30,812	34,233	49,096
Custody and accounting expense	21,784	22,954	29,020
Trustee fees	12,228	9,545	16,020
Miscellaneous expense	10,859	16,913	18,880
Interest expense	1,155	—	—
Total expenses	1,111,900	1,150,859	1,748,348
Net waived and reimbursed fees	(208,047)	(215,423)	(317,427)
Net expenses	903,853	935,436	1,430,921
Net investment income	2,595,238	2,274,448	3,138,287
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	2,177,183	2,160,424	(1,268,852)
Net change in unrealized appreciation or depreciation on investments	2,294,396	3,639,243	5,394,131
Net realized and unrealized gain on investments	4,471,579	5,799,667	4,125,279
Increase in net assets resulting from operations	$7,066,817	$8,074,115	$7,263,566

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET Fund - Series Q		ING GET Fund - Series R
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$3,190,324	$4,139,467	$2,617,454	$3,455,726
Net realized gain on investments	1,167,812	2,470,497	1,561,036	2,558,913
Net change in unrealized appreciation or depreciation on investments	1,109,391	(4,844,480)	2,140,887	(4,042,895)
Net increase in net assets resulting from operations	5,467,527	1,765,484	6,319,377	1,971,744
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(4,137,088)	(5,100,348)	(3,450,364)	(4,294,908)
Net realized gains	(135,126)	—	(2,432,644)	(3,191,195)
Total distributions	(4,272,214)	(5,100,348)	(5,883,008)	(7,486,103)
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	4,272,214	5,100,348	5,883,008	7,486,103
Cost of shares redeemed	(29,069,571)	(34,867,951)	(23,688,924)	(39,672,821)
Net decrease in net assets resulting from capital share transactions	(24,797,357)	(29,767,603)	(17,805,916)	(32,186,718)
Net decrease in net assets	(23,602,044)	(33,102,467)	(17,369,547)	(37,701,077)
NET ASSETS:
Beginning of year	115,853,291	148,955,758	109,064,508	146,765,585
End of year	$92,251,247	$115,853,291	$91,694,961	$109,064,508
Undistributed net investment income at end of year	$3,187,347	$4,135,601	$2,611,124	$3,446,516

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET Fund - Series S		ING GET Fund - Series T
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$3,005,289	$4,008,549	$2,595,238	$3,440,897
Net realized gain on investments	3,228,846	1,473,943	2,177,183	1,775,153
Net change in unrealized appreciation or depreciation on investments	2,639,586	(2,507,629)	2,294,396	(3,156,320)
Net increase in net assets resulting from operations	8,873,721	2,974,863	7,066,817	2,059,730
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(4,000,641)	(4,612,157)	(3,434,355)	(3,991,444)
Net realized gains	(1,496,049)	(5,243,459)	(2,380,367)	(5,001,863)
Total distributions	(5,496,690)	(9,855,616)	(5,814,722)	(8,993,307)
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	5,496,690	9,855,616	5,814,722	8,993,307
Cost of shares redeemed	(42,325,429)	(57,187,372)	(33,285,936)	(38,650,737)
Net decrease in net assets resulting from capital share transactions	(36,828,739)	(47,331,756)	(27,471,214)	(29,657,430)
Net decrease in net assets	(33,451,708)	(54,212,509)	(26,219,119)	(36,591,007)
NET ASSETS:
Beginning of year	149,879,239	204,091,748	128,493,547	165,084,554
End of year	$116,427,531	$149,879,239	$102,274,428	$128,493,547
Undistributed net investment income at end of year	$2,997,767	$3,997,218	$2,587,961	$3,430,033

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET Fund - Series U		ING GET Fund - Series V
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$2,274,448	$3,028,712	$3,138,287	$4,215,381
Net realized gain (loss) on investments	2,160,424	1,585,227	(1,268,852)	95,367
Net change in unrealized appreciation or depreciation on investments	3,639,243	(2,597,198)	5,394,131	(2,508,343)
Net increase in net assets resulting from operations	8,074,115	2,016,741	7,263,566	1,802,405
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,021,672)	(3,412,563)	(4,210,584)	(4,945,298)
Net realized gains	(1,745,855)	(8,182,479)	—	—
Total distributions	(4,767,527)	(11,595,042)	(4,210,584)	(4,945,298)
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	4,767,527	11,595,042	4,210,584	4,945,298
Cost of shares redeemed	(44,702,514)	(31,422,493)	(79,632,272)	(66,524,803)
Net decrease in net assets resulting from capital share transactions	(39,934,987)	(19,827,451)	(75,421,688)	(61,579,505)
Net decrease in net assets	(36,628,399)	(29,405,752)	(72,368,706)	(64,722,398)
NET ASSETS:
Beginning of year	141,338,448	170,744,200	221,983,627	286,706,025
End of year	$104,710,049	$141,338,448	$149,614,921	$221,983,627
Undistributed net investment income at end of year	$2,265,794	$3,017,180	$3,134,181	$4,208,821

See Accompanying Notes to Financial Statements

ING GET FUND — SERIES Q

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$10.12		10.37		10.56	10.04	10.01
Income (loss) from investment operations:
Net investment income	$0.31	*	0.32	*	0.40	0.34	0.20
Net realized and unrealized gain (loss) on investments	$0.23		(0.16)		(0.21)	0.18	0.03
Total from investment operations	$0.54		0.16		0.19	0.52	0.23
Less distributions from:
Net investment income	$0.41		0.41		0.38	—	0.20
Net realized gain on investments	$0.01		—		—	—	—
Total distributions	$0.42		0.41		0.38	—	0.20
Net asset value, end of year	$10.24		10.12		10.37	10.56	10.04
Total Return(1)%	5.52		1.59		1.89	5.18	2.11	**
Ratios and Supplemental Data:
Net assets, end of year (000's)	$92,251		115,853		148,956	180,025	228,920
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.80		0.80		0.96	0.97	0.97
Gross expenses prior to expense reimbursement %	0.99		0.97		0.96	0.97	0.98
Net investment income after expense reimbursement(2)%	3.10		3.18		3.15	2.82	2.37
Portfolio turnover rate %	14		37		26	15	95

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Total return calculation began on March 15, 2002, the first day of the Guarantee Period. Total return for year ended December 31, 2002 was 2.31%.

See Accompanying Notes to Financial Statements.

ING GET FUND — SERIES R

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,						March 15, 2002(1) to December 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.20		10.65		10.71	10.10	10.00
Income (loss) from investment operations:
Net investment income	$0.27	*	0.28	*	0.35	0.31	0.15
Net realized and unrealized gain (loss) on investments	$0.39		(0.11)		(0.06)	0.30	0.10
Total from investment operations	$0.66		0.17		0.29	0.61	0.25
Less distributions from:
Net investment income	$0.36		0.36		0.35	—	0.15
Net realized gains on investments	$0.26		0.26		—	—	—
Total distributions	$0.62		0.62		0.35	—	0.15
Net asset value, end of period	$10.24		10.20		10.65	10.71	10.10
Total Return(2)%	6.81		1.66		2.77	6.05	2.17 **
Ratios and Supplemental Data:
Net assets, end of period (000's)	$91,695		109,065		146,766	173,056	214,078
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.80		0.80		0.94	1.00	0.99
Gross expenses prior to expense reimbursement/recoupment(3)%	0.98		0.97		0.94	0.98	1.02
Net investment income after expense reimbursement/recoupment(3)(4)%	2.65		2.68		2.72	2.59	2.57
Portfolio turnover rate %	29		37		45	17	76

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Total return calculation began on June 14, 2002, the first day of the Guarantee Period. Total return from commencement of operations was 2.47%.

See Accompanying Notes to Financial Statements.

ING GET FUND — SERIES S

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,							June 14 2002(1) to December 31,
	2006		2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.09		10.47		10.65		10.07	10.00
Income (loss) from investment operations:
Net investment income	$0.23	*	0.23	*	0.22	*	0.25	0.07
Net realized and unrealized gain (loss) on investments	$0.48		(0.04)		0.06		0.34	0.06
Total from investment operations	$0.71		0.19		0.28		0.59	0.13
Less distributions from:
Net investment income	$0.31		0.27		0.29		0.01	0.06
Net realized gains on investments	$0.12		0.30		0.17		—	—
Total distributions	$0.43		0.57		0.46		0.01	0.06
Net asset value, end of period	$10.37		10.09		10.47		10.65	10.07
Total Return(2)%	7.26		1.88		2.71		5.86	1.15 †
Ratios and Supplemental Data:
Net assets, end of period (000's)	$116,428		149,879		204,092		250,292	325,041
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.80		0.80		0.96		0.97	0.97
Gross expenses prior to expense reimbursement(3)%	0.98		0.97		0.96		0.97	0.97
Net investment income after expense reimbursement(3)(4)%	2.30		2.24		2.07		2.04	2.01
Portfolio turnover rate %	40		67		18		13	60

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerages and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  Total return calculation began on September 12, 2002, the first day of the Guarantee Period. Total return from commencement of operations was 1.35%.

See Accompanying Notes to Financial Statements.

ING GET FUND — SERIES T

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,							September 12, 2002(1) to December 31,
	2006		2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.01		10.48		10.70		10.12	10.00
Income (loss) from investment operations:
Net investment income	$0.23	*	0.23	*	0.24	*	0.28	0.01
Net realized and unrealized gain (loss) on investments	$0.40		(0.07)		0.03		0.32	0.11
Total from investment operations	$0.63		0.16		0.27		0.60	0.12
Less distributions from:
Net investment income	$0.31		0.28		0.31		0.02	0.00	**
Net realized gains from investments	$0.21		0.35		0.18		—	—
Total distributions	$0.52		0.63		0.49		0.02	0.00	**
Net asset value, end of period	$10.12		10.01		10.48		10.70	10.12
Total Return(2)%	6.63		1.58		2.62		5.88	1.21	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$102,274		128,494		165,085		194,964	277,434
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.80		0.80		0.96		0.98	0.96
Gross expenses prior to expense reimbursement(3)%	0.98		0.97		0.96		0.98	1.07
Net investment income after expense reimbursement(3)(4)%	2.30		2.30		2.26		2.14	1.91
Portfolio turnover rate %	39		53		36		24	4

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005 per share.

†  Total return calculation began on December 12, 2002, the first day of the Guarantee Period. Total return from commencement of operations was 1.21%.

See Accompanying Notes to Financial Statements.

ING GET FUND — SERIES U

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,							December 12, 2002(1) to December 31,
	2006		2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.77		10.42		10.75	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.19	*	0.20	*	0.23	0.18		0.00	**
Net realized and unrealized gain (loss) on investments	$0.50		(0.07)		0.11	0.57		0.00	**
Total from investment operations	$0.69		0.13		0.34	0.75		0.00	**
Less distributions from:
Net investment income	$0.26		0.23		0.21	—		—
Net realized gains from investments	$0.15		0.55		0.46	—		—
Total distributions	$0.41		0.78		0.67	—		—
Net asset value, end of period	$10.05		9.77		10.42	10.75		10.00
Total Return(2)%	7.36		1.43		3.40	7.29	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$104,710		141,338		170,744	199,099		1,550
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.80		0.80		0.95	0.98		0.65
Gross expenses prior to expense reimbursement(3)%	0.99		0.97		0.95	0.98		17.95
Net investment income after expense reimbursement(3)(4)%	1.95		1.96		1.88	1.78		0.66
Portfolio turnover rate %	58		42		59	74		—

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Per share data calculated using average number of shares outstanding throughout the period of being incurred.

**  Amount represents less than $0.005 per share.

†  As of December 31, 2002, the Series was in its Offering Period. Total return from commencement of operations was 0.00%.

††  Total return calculation began on March 13, 2003, the first day of the Guarantee Period. Total return for the entire calendar year was 7.50%.

See Accompanying Notes to Financial Statements.

ING GET FUND — SERIES V

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,					March 13, 2003(1) to December 31,
	2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.88		9.99		9.87	10.00
Income (loss) from investment operations:
Net investment income	$0.17	*	0.17	*	0.19	0.08
Net realized and unrealized gain (loss) on investments	$0.25		(0.08)		0.04	(0.21)
Total from investment operations	$0.42		0.09		0.23	(0.13)
Less distributions from:
Net investment income	$0.23		0.20		0.11	—
Total distributions	$0.23		0.20		0.11	—
Net asset value, end of period	$10.07		9.88		9.99	9.87
Total Return(2)%	4.37		0.88		2.34	(1.50)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$149,615		221,984		286,706	401,085
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.80		0.80		0.96	0.94
Gross expenses prior to expense reimbursement(3)%	0.98		0.96		0.96	0.94
Net investment income after expense reimbursement(3)(4)%	1.76		1.67		1.50	1.39
Portfolio turnover rate %	49		32		37	29

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Per share data calculated using average number of shares outstanding throughout the period of being incurred.

**  Total return calculation began on June 13, 2003, the first day of the Guarantee Period. Total return from commencement of operations was (1.30)%.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — ORGANIZATION

Organization. The ING GET Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company. It was organized under the laws of Massachusetts as a business trust on March 9, 1987. Currently there are six diversified Series of the Fund, ING GET Fund — Series Q ("GET Q"), ING GET Fund — Series R ("GET R"), ING GET Fund — Series S ("GET S"), ING GET Fund — Series T ("GET T"), ING GET Fund — Series U ("GET U") and ING GET Fund — Series V ("GET V"), each a Series.

Each Series seeks to achieve maximum total return and minimal exposure of series assets to a market value loss, by participating, to the extent possible, in favorable equity market performance without compromising a minimum targeted rate of return ("Targeted Return") during a specified five-year period ("Guarantee Period"). If during the Guarantee Period the equity markets experience a major decline, the Series' assets may become largely or entirely invested in the Fixed Component. Use of the Fixed Component reduces the Series' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. The minimum Targeted Return for each Series is 1.5% per year over the Guarantee Period (except for GET U and GET V, which do not have a Targeted Return) before asset based contract charges and each Series' cost of operations. Investors are guaranteed by ING Life Insurance & Annuity Company ("ILIAC") their initial investment less certain maintenance charges only if an investor had remained in the Series from the beginning of the Guarantee Period to the end of the Guarantee Period. Investors receive a guarantee from ILIAC that on the maturity date they will receive no less than the value of their investment in a GET Series Fund as of the last day of the offering period, adjusted for certain charges. The value of dividends and distributions made by each Series throughout the Guarantee Period is taken into account in determining whether, for purposes of the Guarantee, the value of a Shareholder's investment on the Maturity Date is no less than the value of their investment as of the last day of the Offering Period. Amounts withdrawn prior to the Maturity Date do not get the benefit of the Guarantee. ILIAC does not guarantee that investors will earn the minimum target return.

	Offering Period	Guarantee Period	Maturity Date
GET Q*	12/13/01 - 03/14/02	03/15/02 - 03/16/07	03/16/07
GET R*	03/15/02 - 06/13/02	06/14/02 - 06/15/07	06/15/07
GET S*	06/14/02 - 09/11/02	09/12/02 - 09/14/07	09/14/07
GET T*	09/12/02 - 12/11/02	12/12/02 - 12/14/07	12/14/07
GET U*	12/12/02 - 03/12/03	03/13/03 - 03/14/08	03/14/08
GET V*	03/13/03 - 06/12/03	06/13/03 - 06/13/08	06/13/08

* Closed to new investors.

Shares of the Series are offered to insurance company separate accounts that fund both annuity and life insurance contracts and certain tax-qualified retirement plans. At December 31, 2006, separate accounts of ILIAC and its affiliates held all the shares outstanding of each Series.

In accordance with the original fund prospectuses, GET Q, GET R, GET S, GET T, GET U and GET V will liquidate during the next fiscal year on the Maturity Dates listed above. Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As the U.S. generally accepted accounting principles for investment companies are materially consistent with the liquidation basis of accounting, the financial statements for GET Q, GET R, GET S and GET T have been prepared in conformity with both accounting methods.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Series in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Series' valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Series' Board of Trustees (the "Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Series calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Series' determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Series' NAV may not take place contemporaneously with the determination of the prices of securities held by the Series in foreign securities markets. Further, the value of the Series' assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Series. In calculating the Series' NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Series closes but before the time that the Series' NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Series determines its NAV. In such a case, the Series will use the fair value of such securities as determined under the Series' valuation procedures. Events after the close of trading on a foreign market that could require the Series to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Series calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Series could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Series is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Series to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Series determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Series' NAV. Investments in securities maturing in 60 days or less from the date of valuation are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Series. Premium amortization and discount accretion are determined by the effective yield method.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Foreign Currency Translation. The books and records of the Series are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Series do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.  Foreign Currency Transactions and Futures Contracts. Each Series may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Series either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Series may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Series is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Series agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Series. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For the year ended December 31, 2006, the Series did not invest in foreign currency transactions or futures.

E.  Distributions to Shareholders. The Series records distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Series. The Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may differ from U.S. generally accepted accounting principals for investment companies.

F.  Federal Income Taxes. It is the policy of the Series to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. No federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Each Series may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Series will receive as collateral cash or securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Series. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Series in the event the Series is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Illiquid and Restricted Securities. Each Series may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Series to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available.

J.  Delayed Delivery Transactions. A Series may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Series' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Series are required to hold liquid assets as collateral with the Series' custodian sufficient to cover the purchase price.

K.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Series and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2006, the cost of purchases and proceeds from sale of securities, excluding U.S. Government and short-term securities, were as follows:

	Purchases	Sales
GET Q	$9,887,735	$18,746,033
GET R	14,535,844	23,282,090
GET S	22,991,083	44,163,197
GET T	17,332,292	27,744,777
GET U	26,164,235	35,409,020
GET V	12,627,337	29,322,470

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

U.S. Government securities not included above were as follows:

	Purchases	Sales
GET Q	$4,459,529	$25,974,231
GET R	14,002,216	33,967,220
GET S	28,617,028	48,944,712
GET T	26,469,205	49,064,547
GET U	41,251,407	76,265,434
GET V	75,462,357	138,468,296

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Series has entered into an investment management agreement with ING Investments, LLC (the "Investment Adviser"). The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Series. The fee for each Series is 0.25% during its Offering Period and 0.60% during its Guarantee Period.

The Investment Adviser has engaged ING Investment Management Co. ("ING IM"), an indirect, wholly-owned subsidiary of ING Groep, N.V. ("ING Groep"), to serve as Sub-Adviser to the Series. ING IM is responsible for managing the assets of the Series in accordance with their investment objective and policies, subject to oversight by the Investment Manager. ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for the Series' operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Series a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.030% thereafter.

NOTE 5 — DISTRIBUTION FEES

GET Q, GET R, GET S, GET T, GET U and GET V have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), whereby ING Funds Distributor, LLC (the "Distributor") is compensated by the Series for expenses incurred in the distribution of each Series' shares ("Distribution Fee"). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate expenses for the distribution and promotion of each Series' shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, each Series pays the Distributor a Distribution Fee of 0.25% based on average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2006, the Series had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
GET Q	$47,621	$4,365	$19,842	$71,828
GET R	47,266	4,333	19,694	71,293
GET S	60,081	5,507	25,034	90,622
GET T	52,442	4,807	21,851	79,100
GET U	53,701	4,922	22,375	80,998
GET V	77,061	7,064	32,109	116,234

The Series have adopted a Deferred Compensation Plan (the "Policy") which allows eligible non-affiliated Trustees as described in the Policy to defer the receipt of all or a portion of the trustees' fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Policy.

At December 31, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Series:

ING Life Insurance and Annuity Company — Series Q (31.06%); Series R (23.77%); Series S (33.53%); Series T (20.26%); Series U (18.75%); Series V (20.50%).

ING USA Annuity and Life Insurance Company — Series Q (68.94%); Series R (76.23%); Series S (66.47%); Series T (79.74%); Series U (81.25%); Series V (79.50%).

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2006, the Series had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

	Payable for Custody Fees	Payable for Professional Fees	Payable for Shareholder Reporting Expense
GET Q	$—	$17,963	$18,103
GET R	7,643	14,621	11,025
GET T	—	22,571	—
GET U	9,244	24,193	9,646
GET V	—	35,532	—

NOTE 8 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement with each Series whereby, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses during the Guarantee Period to 0.80% as a percentage of average daily net assets.

The Investment Adviser may at a later date recoup from a Series for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Series' expense ratio does not exceed the percentage described above. Waived and reimbursed fees, net of any recoupment by the Investment Adviser of such waived and reimbursed fees, are reflected on the accompanying Statements of Operations for each Series. Amounts due from the Investment Adviser are reflected in the Statements of Assets and Liabilities for each Series.

The Series' had no recoupment balances as of December 31, 2006.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Series in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Series will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended December 31, 2006:

Fund	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
GET R	5	$6,216,000	5.72%
GET T	1	7,330,000	5.75%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	GET Q		GET R		GET S
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
(Number of Shares)
Dividends reinvested	435,496	510,545	607,749	744,886	562,609	993,510
Shares redeemed	(2,880,756)	(3,414,565)	(2,338,599)	(3,838,118)	(4,188,261)	(5,630,605)
Net decrease in shares outstanding	(2,445,260)	(2,904,020)	(1,730,850)	(3,093,232)	(3,625,652)	(4,637,095)
($)
Dividends reinvested	$4,272,214	$5,100,348	$5,883,008	$7,486,103	$5,496,690	$9,855,616
Shares redeemed	(29,069,571)	(34,867,951)	(23,688,924)	(39,672,821)	(42,325,429)	(57,187,372)
Net decrease	$(24,797,357)	$(29,767,603)	$(17,805,916)	$(32,186,718)	$(36,828,739)	$(47,331,756)
	GET T		GET U		GET V
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
(Number of Shares)
Dividends reinvested	608,234	911,176	505,570	1,206,560	434,529	503,594
Shares redeemed	(3,339,958)	(3,820,599)	(4,552,517)	(3,131,266)	(8,050,876)	(6,727,708)
Net decrease in shares outstanding	(2,731,724)	(2,909,423)	(4,046,947)	(1,924,706)	(7,616,347)	(6,224,114)
($)
Dividends reinvested	$5,814,722	$8,993,307	$4,767,527	$11,595,042	$4,210,584	$4,945,298
Shares redeemed	(33,285,936)	(38,650,737)	(44,702,514)	(31,422,493)	(79,632,272)	(66,524,803)
Net decrease	$(27,471,214)	$(29,657,430)	$(39,934,987)	$(19,827,451)	$(75,421,688)	$(61,579,505)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2006:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
GET Q	$(1,490)	$1,490
GET R	(2,482)	2,482
GET S	(4,099)	4,099
GET T	(2,955)	2,955
GET U	(4,162)	4,162
GET V	(2,343)	2,343

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
GET Q	$4,137,088	$135,126	$5,100,348	$—
GET R	3,531,135	2,351,873	4,566,293	2,919,810
GET S	4,368,205	1,128,485	4,986,069	4,869,547
GET T	3,795,691	2,019,031	4,657,402	4,335,905
GET U	3,476,659	1,290,868	6,288,086	5,306,956
GET V	4,210,584	—	4,945,298	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
GET Q	$3,298,055	$832,490	$2,068,224	$—	—
GET R	2,741,755	1,171,833	3,511,915	—	—
GET S	3,087,731	2,910,651	5,236,609	—	—
GET T	2,779,311	1,471,217	3,101,544	—	—
GET U	2,586,789	1,486,585	4,030,775	—	—
GET V	3,134,005	—	(2,955,653)	(944,787)	2011
				(135,661)	2012
				(598,643)	2013
				(1,568,029)	2014
				$(3,247,120)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the "SEC") has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds' semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Series has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Series.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, management of the Series is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/ Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•   ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•   In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/ A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/ A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•   ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•   ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES Q  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 20.8%
		Advertising: 0.0%
400		Omnicom Group	$41,816
			41,816
		Aerospace/Defense: 0.4%
1,150		Boeing Co.	102,166
600		General Dynamics Corp.	44,610
200		Goodrich Corp.	9,110
250		L-3 Communications Holdings, Inc.	20,445
490		Lockheed Martin Corp.	45,114
524		Northrop Grumman Corp.	35,475
1,095		Raytheon Co.	57,816
100		Rockwell Collins, Inc.	6,329
1,460		United Technologies Corp.	91,279
			412,344
		Agriculture: 0.3%
3,010		Altria Group, Inc.	258,318
930		Archer-Daniels-Midland Co.	29,723
200		Reynolds American, Inc.	13,094
200		UST, Inc.	11,640
			312,775
		Airlines: 0.0%
1,150		Southwest Airlines Co.	17,618
			17,618
		Apparel: 0.1%
900	@	Coach, Inc.	38,664
240		Jones Apparel Group, Inc.	8,023
230		Liz Claiborne, Inc.	9,996
270		Nike, Inc.	26,738
120		VF Corp.	9,850
			93,271
		Auto Manufacturers: 0.1%
3,670		Ford Motor Co.	27,562
800		General Motors Corp.	24,576
500		Paccar, Inc.	32,450
			84,588
		Auto Parts & Equipment: 0.0%
80	@	Goodyear Tire & Rubber Co.	1,679
280		Johnson Controls, Inc.	24,058
			25,737
		Banks: 1.6%
8,872		Bank of America Corp.	473,676
1,150		Bank of New York Co., Inc.	45,276
776		BB&T Corp.	34,090
641		Capital One Financial Corp.	49,242
300		Comerica, Inc.	17,604
150		Compass Bancshares, Inc.	8,948
800		Fifth Third Bancorp.	32,744
130		First Horizon National Corp.	5,431
250		Huntington Bancshares, Inc.	5,938
740		Keycorp	28,142
150		M&T Bank Corp.	18,324
370		Marshall & Ilsley Corp.	17,801
650		Mellon Financial Corp.	27,398
1,180		National City Corp.	43,141
250		Northern Trust Corp.	15,173

Shares			Value
450		PNC Financial Services Group, Inc.	$33,318
1,378		Regions Financial Corp.	51,537
530		State Street Corp.	35,743
560		SunTrust Banks, Inc.	47,292
432		Synovus Financial Corp.	13,319
2,520		US Bancorp.	91,199
2,772		Wachovia Corp.	157,865
4,800		Wells Fargo & Co.	170,688
150		Zions Bancorp.	12,366
			1,436,255
		Beverages: 0.4%
1,510		Anheuser-Busch Cos., Inc.	74,292
100		Brown-Forman Corp.	6,624
2,930		Coca-Cola Co.	141,373
500		Coca-Cola Enterprises, Inc.	10,210
380		Pepsi Bottling Group, Inc.	11,746
2,380		PepsiCo, Inc.	148,869
			393,114
		Biotechnology: 0.2%
1,676	@	Amgen, Inc.	114,488
500	@	Biogen Idec, Inc.	24,595
200	@	Celgene Corp.	11,506
140	@	Genzyme Corp.	8,621
150	@	Medimmune, Inc.	4,856
			164,066
		Building Materials: 0.0%
220		American Standard Cos., Inc.	10,087
600		Masco Corp.	17,922
			28,009
		Chemicals: 0.3%
150		Air Products & Chemicals, Inc.	10,542
100		Ashland, Inc.	6,918
1,550		Dow Chemical Co.	61,907
300		Ecolab, Inc.	13,560
1,500		EI DuPont de Nemours & Co.	73,065
200	@	Hercules, Inc.	3,862
200		International Flavors & Fragrances, Inc.	9,832
880		Monsanto Co.	46,226
290		PPG Industries, Inc.	18,621
530		Praxair, Inc.	31,445
220		Rohm & Haas Co.	11,246
300		Sherwin-Williams Co.	19,074
100		Sigma-Aldrich Corp.	7,772
			314,070
		Coal: 0.0%
390		Peabody Energy Corp.	15,760
			15,760
		Commercial Services: 0.2%
350	@	Apollo Group, Inc.	13,640
250	@	Convergys Corp.	5,945
210		Equifax, Inc.	8,526
500		H&R Block, Inc.	11,520
750		McKesson Corp.	38,025
200	@	Monster Worldwide, Inc.	9,328
600		Moody's Corp.	41,436
250		Robert Half International, Inc.	9,280

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES Q  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
250		RR Donnelley & Sons Co.	$8,885
1,022		Western Union Co.	22,913
			169,498
		Computers: 0.9%
150	@	Affiliated Computer Services, Inc.	7,326
100	@	Cognizant Technology Solutions Corp.	7,716
250	@	Computer Sciences Corp.	13,343
4,380	@	Dell, Inc.	109,894
750		Electronic Data Systems Corp.	20,663
3,450	@	EMC Corp.	45,540
6,787		Hewlett-Packard Co.	279,557
2,960		International Business Machines Corp.	287,564
250	@	Lexmark International, Inc.	18,300
250	@	NCR Corp.	10,690
550	@	Network Appliance, Inc.	21,604
300	@	Sandisk Corp.	12,909
4,800	@	Sun Microsystems, Inc.	26,016
600	@	Unisys Corp.	4,704
			865,826
		Cosmetics/Personal Care: 0.4%
600		Avon Products, Inc.	19,824
750		Colgate-Palmolive Co.	48,930
200		Estee Lauder Cos., Inc.	8,164
4,624		Procter & Gamble Co.	297,184
			374,102
		Distribution/Wholesale: 0.0%
100		WW Grainger, Inc.	6,994
			6,994
		Diversified Financial Services: 2.0%
1,760		American Express Co.	106,779
392		Ameriprise Financial, Inc.	21,364
180		Bear Stearns Cos., Inc.	29,300
1,450		Charles Schwab Corp.	28,043
320		CIT Group, Inc.	17,846
9,670		Citigroup, Inc.	538,619
898		Countrywide Financial Corp.	38,120
500	@	E*Trade Financial Corp.	11,210
1,330		Fannie Mae	78,989
200		Federated Investors, Inc.	6,756
250		Franklin Resources, Inc.	27,543
1,000		Freddie Mac	67,900
600		Goldman Sachs Group, Inc.	119,610
300		Janus Capital Group, Inc.	6,477
6,800		JPMorgan Chase & Co.	328,440
770		Lehman Brothers Holdings, Inc.	60,152
1,280		Merrill Lynch & Co., Inc.	119,168
2,100		Morgan Stanley	171,003
610		SLM Corp.	29,750
400		T. Rowe Price Group, Inc.	17,508
			1,824,577
		Electric: 0.6%
1,570	@	AES Corp.	34,603
300	@	Allegheny Energy, Inc.	13,773
350		Ameren Corp.	18,806
720		American Electric Power Co., Inc.	30,658
450		Centerpoint Energy, Inc.	7,461

Shares			Value
600	@	CMS Energy Corp.	$10,020
300		Constellation Energy Group, Inc.	20,661
300		DTE Energy Co.	14,523
1,023	@	Dynegy, Inc.	7,407
600		Edison International	27,288
400		Entergy Corp.	36,928
500		Exelon Corp.	30,945
700		FirstEnergy Corp.	42,210
300		FPL Group, Inc.	16,326
670		PG&E Corp.	31,711
200		Pinnacle West Capital Corp.	10,138
700		PPL Corp.	25,088
500		Progress Energy, Inc.	24,540
200		Public Service Enterprise Group, Inc.	13,276
1,400		Southern Co.	51,604
350		TECO Energy, Inc.	6,031
850		TXU Corp.	46,079
700		Xcel Energy, Inc.	16,142
			536,218
		Electrical Components & Equipment: 0.1%
1,160		Emerson Electric Co.	51,144
200		Molex, Inc.	6,326
			57,470
		Electronics: 0.1%
800	@	Agilent Technologies, Inc.	27,880
340		Applera Corp.-Applied Biosystems Group	12,475
260		Jabil Circuit, Inc.	6,383
150		PerkinElmer, Inc.	3,335
1,300	@	Solectron Corp.	4,186
350		Symbol Technologies, Inc.	5,229
600	@	Thermo Electron Corp.	27,174
150	@	Waters Corp.	7,346
			94,008
		Entertainment: 0.0%
200		International Game Technology	9,240
			9,240
		Environmental Control: 0.1%
350	@	Allied Waste Industries, Inc.	4,302
1,070	@	Waste Management, Inc.	39,344
			43,646
		Food: 0.2%
450		Campbell Soup Co.	17,501
1,000		ConAgra Foods, Inc.	27,000
200	@	Dean Foods Co.	8,456
850		General Mills, Inc.	48,960
250		Hershey Co.	12,450
450		HJ Heinz Co.	20,255
370		Kellogg Co.	18,522
950		Kroger Co.	21,917
200		McCormick & Co., Inc.	7,712
650		Safeway, Inc.	22,464
411		Sara Lee Corp.	6,999
109		Supervalu, Inc.	3,897
200		Whole Foods Market, Inc.	9,386
			225,519

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES Q  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.1%
700		International Paper Co.	$23,870
350		MeadWestvaco Corp.	10,521
250		Plum Creek Timber Co., Inc.	9,963
200		Temple-Inland, Inc.	9,206
200		Weyerhaeuser Co.	14,130
			67,690
		Gas: 0.1%
350		KeySpan Corp.	14,413
100		Nicor, Inc.	4,680
500		NiSource, Inc.	12,050
480		Sempra Energy	26,899
			58,042
		Hand/Machine Tools: 0.0%
80		Black & Decker Corp.	6,398
100		Snap-On, Inc.	4,764
80		Stanley Works	4,023
			15,185
		Healthcare-Products: 0.6%
100		Bausch & Lomb, Inc.	5,206
950		Baxter International, Inc.	44,071
400		Becton Dickinson & Co.	28,060
1,700	@	Boston Scientific Corp.	29,206
200		CR Bard, Inc.	16,594
4,200		Johnson & Johnson	277,284
1,650		Medtronic, Inc.	88,292
200	@	Patterson Cos., Inc.	7,102
210	@	St. Jude Medical, Inc.	7,678
450		Stryker Corp.	24,800
350	@	Zimmer Holdings, Inc.	27,433
			555,726
		Healthcare-Services: 0.4%
1,080		Aetna, Inc.	46,634
425	@	Coventry Health Care, Inc.	21,271
400	@	Humana, Inc.	22,124
200	@	Laboratory Corp. of America Holdings	14,694
100		Manor Care, Inc.	4,692
250		Quest Diagnostics	13,250
3,190		UnitedHealth Group, Inc.	171,399
1,190	@	WellPoint, Inc.	93,641
			387,705
		Home Builders: 0.0%
100		Lennar Corp.	5,246
			5,246
		Home Furnishings: 0.0%
150		Harman International Industries, Inc.	14,987
170		Whirlpool Corp.	14,113
			29,100
		Household Products/Wares: 0.1%
150		Avery Dennison Corp.	10,190
100		Clorox Co.	6,415
230		Fortune Brands, Inc.	19,640
730		Kimberly-Clark Corp.	49,604
			85,849

Shares			Value
		Housewares: 0.0%
450		Newell Rubbermaid, Inc.	$13,028
			13,028
		Insurance: 1.2%
620	@@	ACE Ltd.	37,553
710		Aflac, Inc.	32,660
1,200		Allstate Corp.	78,132
230		AMBAC Financial Group, Inc.	20,486
3,750		American International Group, Inc.	268,725
450		AON Corp.	15,903
1,010		Chubb Corp.	53,439
220		Cigna Corp.	28,945
351		Cincinnati Financial Corp.	15,904
1,100		Genworth Financial, Inc.	37,631
600		Hartford Financial Services Group, Inc.	55,986
406		Lincoln National Corp.	26,958
960		Loews Corp.	39,811
300		Marsh & McLennan Cos., Inc.	9,198
220		MBIA, Inc.	16,073
1,460		Metlife, Inc.	86,155
200		MGIC Investment Corp.	12,508
510		Principal Financial Group	29,937
1,480		Progressive Corp.	35,846
970		Prudential Financial, Inc.	83,284
300		Safeco Corp.	18,765
1,370		St. Paul Travelers Cos., Inc.	73,555
150		Torchmark Corp.	9,564
500		UnumProvident Corp.	10,390
250	@@	XL Capital Ltd.	18,005
			1,115,413
		Internet: 0.2%
400	@	Amazon.com, Inc.	15,784
650	@	eBay, Inc.	19,546
100	@	Google, Inc.	46,048
300	@	InterActiveCorp	11,148
1,521	@	Symantec Corp.	31,713
500	@	VeriSign, Inc.	12,025
			136,264
		Iron/Steel: 0.1%
860		Nucor Corp.	47,008
320		United States Steel Corp.	23,405
			70,413
		Leisure Time: 0.1%
210		Brunswick Corp.	6,699
650		Carnival Corp.	31,883
430		Harley-Davidson, Inc.	30,302
200		Sabre Holdings Corp.	6,378
			75,262
		Lodging: 0.1%
200		Hilton Hotels Corp.	6,980
480		Marriott International, Inc.	22,906
150		Starwood Hotels & Resorts Worldwide, Inc.	9,375
270	@	Wyndham Worldwide Corp.	8,645
			47,906

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES Q  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Construction & Mining: 0.1%
900		Caterpillar, Inc.	$55,197
			55,197
		Machinery-Diversified: 0.1%
150		Cummins, Inc.	17,727
350		Deere & Co.	33,275
180		Rockwell Automation, Inc.	10,994
			61,996
		Media: 0.6%
1,565		CBS Corp.-Class B	48,797
700		Clear Channel Communications, Inc.	24,878
3,000	@	Comcast Corp.	126,990
1,500	@	DIRECTV Group, Inc.	37,410
100		EW Scripps Co.	4,994
350		Gannett Co., Inc.	21,161
720		McGraw-Hill Cos., Inc.	48,974
70		Meredith Corp.	3,945
4,550		News Corp., Inc.	97,734
300	@	Univision Communications, Inc.	10,626
400	@	Viacom, Inc.	16,412
4,100		Walt Disney Co.	140,507
			582,428
		Mining: 0.1%
310		Freeport-McMoRan Copper & Gold, Inc.	17,276
300		Phelps Dodge Corp.	35,916
50		Vulcan Materials Co.	4,494
			57,686
		Miscellaneous Manufacturing: 1.1%
1,080		3M Co.	84,164
200		Cooper Industries Ltd.	18,086
420		Danaher Corp.	30,425
250		Dover Corp.	12,255
550		Eastman Kodak Co.	14,190
300		Eaton Corp.	22,542
14,870		General Electric Co.	553,313
1,540		Honeywell International, Inc.	69,670
600		Illinois Tool Works, Inc.	27,714
530	@@	Ingersoll-Rand Co.	20,739
280		ITT Corp.	15,910
200		Leggett & Platt, Inc.	4,780
230		Parker Hannifin Corp.	17,682
230		Textron, Inc.	21,567
2,900	@@	Tyco International Ltd.	88,160
			1,001,197
		Office/Business Equipment: 0.1%
290		Pitney Bowes, Inc.	13,395
2,390	@	Xerox Corp.	40,511
			53,906
		Oil & Gas: 2.0%
600		Anadarko Petroleum Corp.	26,112
4,699		Chevron Corp.	345,517
2,180		ConocoPhillips	156,851
530		Devon Energy Corp.	35,552
300		EOG Resources, Inc.	18,735
12,770		ExxonMobil Corp.	978,565

Shares			Value
790		Marathon Oil Corp.	$73,075
300	@,@@	Nabors Industries Ltd.	8,934
150		Noble Corp.	11,423
1,460		Occidental Petroleum Corp.	71,292
300		Sunoco, Inc.	18,708
400	@	Transocean, Inc.	32,356
1,050		Valero Energy Corp.	53,718
500		XTO Energy, Inc.	23,525
			1,854,363
		Oil & Gas Services: 0.3%
450		Baker Hughes, Inc.	33,597
400		BJ Services Co.	11,728
2,300		Halliburton Co.	71,415
250	@	National Oilwell Varco, Inc.	15,295
1,500		Schlumberger Ltd.	94,740
200	@	Weatherford International Ltd.	8,358
			235,133
		Packaging & Containers: 0.0%
200		Ball Corp.	8,720
150		Bemis Co.	5,097
200	@	Pactiv Corp.	7,138
200		Sealed Air Corp.	12,984
			33,939
		Pharmaceuticals: 1.2%
2,200		Abbott Laboratories	107,162
150		Allergan, Inc.	17,961
500		AmerisourceBergen Corp.	22,480
200	@	Barr Pharmaceuticals, Inc.	10,024
1,150		Bristol-Myers Squibb Co.	30,268
610		Cardinal Health, Inc.	39,302
650		Caremark Rx, Inc.	37,122
550		Eli Lilly & Co.	28,655
290	@	Express Scripts, Inc.	20,764
640	@	Forest Laboratories, Inc.	32,384
600	@	Gilead Sciences, Inc.	38,958
270	@	Hospira, Inc.	9,067
490	@	King Pharmaceuticals, Inc.	7,801
529	@	Medco Health Solutions, Inc.	28,270
4,270		Merck & Co., Inc.	186,172
300		Mylan Laboratories	5,988
10,506		Pfizer, Inc.	272,105
2,900		Schering-Plough Corp.	68,556
150	@	Watson Pharmaceuticals, Inc.	3,905
2,000		Wyeth	101,840
			1,068,784
		Pipelines: 0.1%
900		El Paso Corp.	13,752
50		Kinder Morgan, Inc.	5,288
150		Questar Corp.	12,458
750		Williams Cos., Inc.	19,590
			51,088
		Real Estate: 0.0%
270	@	CB Richard Ellis Group, Inc.	8,964
301	@	Realogy Corp.	9,126
			18,090
		Real Estate Investment Trusts: 0.1%
200		Apartment Investment & Management Co.	11,204

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES Q  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts (continued)
50		Boston Properties, Inc.	$5,594
490		Equity Office Properties Trust	23,603
150		Prologis	9,116
50		Public Storage, Inc.	4,875
150		Simon Property Group, Inc.	15,194
50		Vornado Realty Trust	6,075
			75,661
		Retail: 1.1%
100	@	Autozone, Inc.	11,556
540	@	Bed Bath & Beyond, Inc.	20,574
550		Best Buy Co., Inc.	27,055
300	@	Big Lots, Inc.	6,876
300		Circuit City Stores, Inc.	5,694
650		Costco Wholesale Corp.	34,366
1,100		CVS Corp.	34,001
300		Darden Restaurants, Inc.	12,051
400		Family Dollar Stores, Inc.	11,732
1,324		Federated Department Stores, Inc.	50,484
1,150		Gap, Inc.	22,425
1,210		Home Depot, Inc.	48,594
350		JC Penney Co., Inc.	27,076
850	@	Kohl's Corp.	58,166
510		Limited Brands, Inc.	14,759
2,260		Lowe's Cos., Inc.	70,399
1,800		McDonald's Corp.	79,794
550		Nordstrom, Inc.	27,137
700	@	Office Depot, Inc.	26,719
150		OfficeMax, Inc.	7,448
250		RadioShack Corp.	4,195
130	@	Sears Holding Corp.	21,831
1,040		Staples, Inc.	27,768
1,090	@	Starbucks Corp.	38,608
1,200		Target Corp.	68,460
1,120		TJX Cos., Inc.	31,942
1,450		Walgreen Co.	66,541
3,560		Wal-Mart Stores, Inc.	164,401
270		Wendy's International, Inc.	8,934
410		Yum! Brands, Inc.	24,108
			1,053,694
		Savings & Loans: 0.1%
1,364		Washington Mutual, Inc.	62,048
			62,048
		Semiconductors: 0.4%
1,200	@	Advanced Micro Devices, Inc.	24,420
900	@	Altera Corp.	17,712
650		Analog Devices, Inc.	21,366
1,990		Applied Materials, Inc.	36,716
8,370	@	Intel Corp.	169,493
300		KLA-Tencor Corp.	14,925
460		Linear Technology Corp.	13,947
500	@	LSI Logic Corp.	4,500
510		Maxim Integrated Products	15,616
1,700	@	Micron Technology, Inc.	23,732
750		National Semiconductor Corp.	17,025
200	@	Novellus Systems, Inc.	6,884
500	@	Nvidia Corp.	18,505
300	@	QLogic Corp.	6,576
50	@	Teradyne, Inc.	748
500		Xilinx, Inc.	11,905
			404,070

Shares			Value
		Software: 0.8%
840	@	Adobe Systems, Inc.	$34,541
450	@	Autodesk, Inc.	18,207
800		Automatic Data Processing, Inc.	39,400
540	@	BMC Software, Inc.	17,388
690		CA, Inc.	15,629
420	@	Citrix Systems, Inc.	11,361
850	@	Compuware Corp.	7,081
460	@	Electronic Arts, Inc.	23,166
250		Fidelity National Information Services, Inc.	10,023
1,022		First Data Corp.	26,081
350	@	Fiserv, Inc.	18,347
300		IMS Health, Inc.	8,244
660	@	Intuit, Inc.	20,137
12,530		Microsoft Corp.	374,146
700	@	Novell, Inc.	4,340
5,840	@	Oracle Corp.	100,098
500		Paychex, Inc.	19,770
			747,959
		Telecommunications: 1.4%
550		Alltel Corp.	33,264
5,539		AT&T, Inc.	198,019
1,150	@	Avaya, Inc.	16,077
2,600		BellSouth Corp.	122,486
270		CenturyTel, Inc.	11,788
15,060	@	Cisco Systems, Inc.	411,590
500		Citizens Communications Co.	7,185
310	@	Comverse Technology, Inc.	6,544
2,150	@	Corning, Inc.	40,227
172		Embarq Corp.	9,040
800	@	Juniper Networks, Inc.	15,152
4,790		Motorola, Inc.	98,482
2,400		Qualcomm, Inc.	90,696
2,250	@	Qwest Communications International, Inc.	18,833
4,452		Sprint Nextel Corp.	84,098
460	@	Tellabs, Inc.	4,720
4,150		Verizon Communications, Inc.	154,546
656		Windstream Corp.	9,328
			1,332,075
		Textiles: 0.0%
250		Cintas Corp.	9,928
			9,928
		Toys/Games/Hobbies: 0.0%
410		Hasbro, Inc.	11,173
600		Mattel, Inc.	13,596
			24,769
		Transportation: 0.2%
570		Burlington Northern Santa Fe Corp.	42,072
650		CSX Corp.	22,380
440		FedEx Corp.	47,793
600		Norfolk Southern Corp.	30,174
100		Ryder System, Inc.	5,106
410		Union Pacific Corp.	37,728
			185,253
Total Common Stock (Cost $16,608,178)			19,178,614

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES Q  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 6.5%
		Diversified Financial Services: 6.5%
$6,000,000		General Electric Capital Corp., 5.000%, due 06/15/07	$5,992,554
Total Corporate Bonds/Notes (Cost $6,031,906)			5,992,554
U.S. GOVERNMENT AGENCY OBLIGATIONS: 67.2%
		Federal Home Loan Mortgage Corporation: 21.6%
20,000,000		5.170%, due 01/26/07	19,925,640
			19,925,640
		Federal National Mortgage Association: 34.7%
3,021,000	^	5.240%, due 03/15/07	2,988,805
29,300,000	▲	5.320%, due 03/15/07	28,983,241
			31,972,046
		Other U.S. Agency Obligations: 10.9%
3,500,000	^	FICO STRIP, 5.230%, due 04/06/07	3,451,903
3,645,000	^	FICO STRIP, 5.290%, due 05/30/07	3,566,345
3,137,000	^	FICO STRIP, 5.300%, due 05/11/07	3,077,623
			10,095,871
Total U.S. Government Agency Obligations (Cost $62,109,888)			61,993,557
U.S. TREASURY OBLIGATIONS: 2.0%
		U.S. Treasury STRIP: 2.0%
1,856,000	▲	4.880%, due 02/15/07	1,844,898
Total U.S. Treasury Obligations (Cost $1,844,883)			1,844,898
OTHER BONDS: 3.2%
		Sovereign: 3.2%
3,000,000		Israel Trust, 5.220%, due 05/15/07	2,942,358
Total Other Bonds (Cost $2,949,469)			2,942,358
Total Long-Term Investments (Cost $89,544,324)			91,951,981

Principal Amount		Value
SHORT-TERM INVESTMENTS: 0.4%
	Repurchase Agreement: 0.4%
$389,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $389,226 to be received upon repurchase (Collateralized by $399,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $397,005, due 02/02/07)	$389,000
Total Short-Term Investments (Cost $389,000)		389,000

Total Investments in Securities (Cost $89,933,324)*	100.1%	$92,340,981
Other Assets and Liabilities - Net	(0.1)	(89,734)
Net Assets	100.0%	$92,251,247

@  Non-income producing security

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

^  Interest Only Security

▲  Principal Only (PO) Security

*  Cost for federal income tax purposes is $90,272,757.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,553,491
Gross Unrealized Depreciation	(485,267)
Net Unrealized Appreciation	$2,068,224

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES R  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 33.4%
		Advertising: 0.1%
550		Omnicom Group	$57,497
			57,497
		Aerospace/Defense: 0.7%
1,850		Boeing Co.	164,354
900		General Dynamics Corp.	66,915
300		Goodrich Corp.	13,665
350		L-3 Communications Holdings, Inc.	28,623
810		Lockheed Martin Corp.	74,577
857		Northrop Grumman Corp.	58,019
1,757		Raytheon Co.	92,770
190		Rockwell Collins, Inc.	12,025
2,320		United Technologies Corp.	145,046
			655,994
		Agriculture: 0.6%
4,800		Altria Group, Inc.	411,936
1,450		Archer-Daniels-Midland Co.	46,342
380		Reynolds American, Inc.	24,879
400		UST, Inc.	23,280
			506,437
		Airlines: 0.0%
2,350		Southwest Airlines Co.	36,002
			36,002
		Apparel: 0.2%
1,580	@	Coach, Inc.	67,877
380		Jones Apparel Group, Inc.	12,703
270		Liz Claiborne, Inc.	11,734
590		Nike, Inc.	58,428
100		VF Corp.	8,208
			158,950
		Auto Manufacturers: 0.2%
5,850		Ford Motor Co.	43,934
1,300		General Motors Corp.	39,936
750		Paccar, Inc.	48,675
			132,545
		Auto Parts & Equipment: 0.1%
420	@	Goodyear Tire & Rubber Co.	8,816
500		Johnson Controls, Inc.	42,960
			51,776
		Banks: 2.5%
14,173		Bank of America Corp.	756,696
1,850		Bank of New York Co., Inc.	72,835
1,226		BB&T Corp.	53,858
956		Capital One Financial Corp.	73,440
450		Comerica, Inc.	26,406
350		Compass Bancshares, Inc.	20,878
1,200		Fifth Third Bancorp.	49,116
200		First Horizon National Corp.	8,356
450		Huntington Bancshares, Inc.	10,688
900		Keycorp	34,227
200		M&T Bank Corp.	24,432
600		Marshall & Ilsley Corp.	28,866
1,000		Mellon Financial Corp.	42,150
1,930		National City Corp.	70,561
400		Northern Trust Corp.	24,276
650		PNC Financial Services Group, Inc.	48,126

Shares			Value
2,298		Regions Financial Corp.	$85,945
800		State Street Corp.	53,952
850		SunTrust Banks, Inc.	71,783
666		Synovus Financial Corp.	20,533
4,000		US Bancorp.	144,760
4,378		Wachovia Corp.	249,327
7,800		Wells Fargo & Co.	277,368
200		Zions Bancorp.	16,488
			2,265,067
		Beverages: 0.7%
2,350		Anheuser-Busch Cos., Inc.	115,620
300		Brown-Forman Corp.	19,872
4,600		Coca-Cola Co.	221,950
750		Coca-Cola Enterprises, Inc.	15,315
100		Molson Coors Brewing Co.	7,644
400		Pepsi Bottling Group, Inc.	12,364
3,820		PepsiCo, Inc.	238,941
			631,706
		Biotechnology: 0.3%
2,692	@	Amgen, Inc.	183,891
800	@	Biogen Idec, Inc.	39,352
300	@	Celgene Corp.	17,259
250	@	Genzyme Corp.	15,395
200	@	Medimmune, Inc.	6,474
			262,371
		Building Materials: 0.1%
350		American Standard Cos., Inc.	16,048
1,000		Masco Corp.	29,870
			45,918
		Chemicals: 0.6%
250		Air Products & Chemicals, Inc.	17,570
200		Ashland, Inc.	13,836
2,450		Dow Chemical Co.	97,853
100		Eastman Chemical Co.	5,931
500		Ecolab, Inc.	22,600
2,400		EI DuPont de Nemours & Co.	116,904
350		International Flavors & Fragrances, Inc.	17,206
1,420		Monsanto Co.	74,593
420		PPG Industries, Inc.	26,968
850		Praxair, Inc.	50,431
400		Rohm & Haas Co.	20,448
400		Sherwin-Williams Co.	25,432
200		Sigma-Aldrich Corp.	15,544
			505,316
		Coal: 0.0%
620		Peabody Energy Corp.	25,054
			25,054
		Commercial Services: 0.3%
500	@	Apollo Group, Inc.	19,485
300	@	Convergys Corp.	7,134
540		Equifax, Inc.	21,924
720		H&R Block, Inc.	16,589
1,300		McKesson Corp.	65,910
300	@	Monster Worldwide, Inc.	13,992
900		Moody's Corp.	62,154
200		Robert Half International, Inc.	7,424
500		RR Donnelley & Sons Co.	17,770
1,687		Western Union Co.	37,823
			270,205

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES R  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Computers: 1.6%
250	@	Affiliated Computer Services, Inc.	$12,210
130	@	Cognizant Technology Solutions Corp.	10,031
400	@	Computer Sciences Corp.	21,348
8,860	@	Dell, Inc.	222,297
1,150		Electronic Data Systems Corp.	31,683
5,450	@	EMC Corp.	71,940
10,700		Hewlett-Packard Co.	440,733
5,100		International Business Machines Corp.	495,465
250	@	Lexmark International, Inc.	18,300
400	@	NCR Corp.	17,104
800	@	Network Appliance, Inc.	31,424
400	@	Sandisk Corp.	17,212
7,700	@	Sun Microsystems, Inc.	41,734
750	@	Unisys Corp.	5,880
			1,437,361
		Cosmetics/Personal Care: 0.7%
1,000		Avon Products, Inc.	33,040
1,200		Colgate-Palmolive Co.	78,288
300		Estee Lauder Cos., Inc.	12,246
7,323		Procter & Gamble Co.	470,649
			594,223
		Distribution/Wholesale: 0.0%
250		WW Grainger, Inc.	17,485
			17,485
		Diversified Financial Services: 3.2%
2,800		American Express Co.	169,876
620		Ameriprise Financial, Inc.	33,790
230		Bear Stearns Cos., Inc.	37,439
2,250		Charles Schwab Corp.	43,515
80		Chicago Mercantile Exchange Holdings, Inc.	40,780
650		CIT Group, Inc.	36,251
15,450		Citigroup, Inc.	860,565
1,328		Countrywide Financial Corp.	56,374
800	@	E*Trade Financial Corp.	17,936
2,200		Fannie Mae	130,658
300		Federated Investors, Inc.	10,134
400		Franklin Resources, Inc.	44,068
1,600		Freddie Mac	108,640
1,000		Goldman Sachs Group, Inc.	199,350
500		Janus Capital Group, Inc.	10,795
10,800		JPMorgan Chase & Co.	521,640
1,280		Lehman Brothers Holdings, Inc.	99,994
2,150		Merrill Lynch & Co., Inc.	200,165
3,300		Morgan Stanley	268,719
950		SLM Corp.	46,332
600		T. Rowe Price Group, Inc.	26,262
			2,963,283
		Electric: 0.9%
1,950	@	AES Corp.	42,978
500	@	Allegheny Energy, Inc.	22,955
600		Ameren Corp.	32,238
1,100		American Electric Power Co., Inc.	46,838
700		Centerpoint Energy, Inc.	11,606
900	@	CMS Energy Corp.	15,030
550		Constellation Energy Group, Inc.	37,879

Shares			Value
500		DTE Energy Co.	$24,205
905	@	Dynegy, Inc.	6,552
1,020		Edison International	46,390
600		Entergy Corp.	55,392
800		Exelon Corp.	49,512
1,090		FirstEnergy Corp.	65,727
500		FPL Group, Inc.	27,210
1,050		PG&E Corp.	49,697
300		Pinnacle West Capital Corp.	15,207
1,100		PPL Corp.	39,424
800		Progress Energy, Inc.	39,264
300		Public Service Enterprise Group, Inc.	19,914
2,200		Southern Co.	81,092
600		TECO Energy, Inc.	10,338
1,410		TXU Corp.	76,436
1,150		Xcel Energy, Inc.	26,519
			842,403
		Electrical Components & Equipment: 0.1%
1,900		Emerson Electric Co.	83,771
300		Molex, Inc.	9,489
			93,260
		Electronics: 0.2%
900	@	Agilent Technologies, Inc.	31,365
450		Applera Corp.-Applied Biosystems Group	16,511
340		Jabil Circuit, Inc.	8,347
350		PerkinElmer, Inc.	7,781
2,100	@	Solectron Corp.	6,762
600		Symbol Technologies, Inc.	8,964
200		Tektronix, Inc.	5,834
950	@	Thermo Electron Corp.	43,026
300	@	Waters Corp.	14,691
			143,281
		Entertainment: 0.0%
300		International Game Technology	13,860
			13,860
		Environmental Control: 0.1%
600	@	Allied Waste Industries, Inc.	7,374
1,650	@	Waste Management, Inc.	60,671
			68,045
		Food: 0.4%
950		Campbell Soup Co.	36,946
1,550		ConAgra Foods, Inc.	41,850
300	@	Dean Foods Co.	12,684
1,400		General Mills, Inc.	80,640
400		Hershey Co.	19,920
950		HJ Heinz Co.	42,760
550		Kellogg Co.	27,533
1,500		Kroger Co.	34,605
350		McCormick & Co., Inc.	13,496
1,000		Safeway, Inc.	34,560
719		Sara Lee Corp.	12,245
185		Supervalu, Inc.	6,614
300		Whole Foods Market, Inc.	14,079
			377,932

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES R  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.1%
1,100		International Paper Co.	$37,510
550		MeadWestvaco Corp.	16,533
450		Plum Creek Timber Co., Inc.	17,933
300		Temple-Inland, Inc.	13,809
300		Weyerhaeuser Co.	21,195
			106,980
		Gas: 0.1%
500		KeySpan Corp.	20,590
200		Nicor, Inc.	9,360
800		NiSource, Inc.	19,280
750		Sempra Energy	42,030
			91,260
		Hand/Machine Tools: 0.0%
220		Black & Decker Corp.	17,593
250		Snap-On, Inc.	11,910
150		Stanley Works	7,544
			37,047
		Healthcare-Products: 1.0%
1,550		Baxter International, Inc.	71,905
540		Becton Dickinson & Co.	37,881
2,700	@	Boston Scientific Corp.	46,386
300		CR Bard, Inc.	24,891
6,800		Johnson & Johnson	448,936
2,600		Medtronic, Inc.	139,126
300	@	Patterson Cos., Inc.	10,653
300	@	St. Jude Medical, Inc.	10,968
700		Stryker Corp.	38,577
600	@	Zimmer Holdings, Inc.	47,028
			876,351
		Healthcare-Services: 0.7%
1,690		Aetna, Inc.	72,974
680	@	Coventry Health Care, Inc.	34,034
700	@	Humana, Inc.	38,717
400	@	Laboratory Corp. of America Holdings	29,388
200		Manor Care, Inc.	9,384
400		Quest Diagnostics	21,200
5,160		UnitedHealth Group, Inc.	277,247
1,930	@	WellPoint, Inc.	151,872
			634,816
		Home Furnishings: 0.0%
200		Harman International Industries, Inc.	19,982
200		Whirlpool Corp.	16,604
			36,586
		Household Products/Wares: 0.1%
200		Avery Dennison Corp.	13,586
100		Clorox Co.	6,415
400		Fortune Brands, Inc.	34,156
1,150		Kimberly-Clark Corp.	78,143
			132,300
		Housewares: 0.0%
650		Newell Rubbermaid, Inc.	18,818
			18,818

Shares			Value
		Insurance: 1.9%
1,030	@@	ACE Ltd.	$62,387
1,100		Aflac, Inc.	50,600
1,920		Allstate Corp.	125,011
350		AMBAC Financial Group, Inc.	31,175
6,000		American International Group, Inc.	429,960
800		AON Corp.	28,272
1,580		Chubb Corp.	83,598
320		Cigna Corp.	42,102
495		Cincinnati Financial Corp.	22,428
1,800		Genworth Financial, Inc.	61,578
950		Hartford Financial Services Group, Inc.	88,645
614		Lincoln National Corp.	40,770
1,400		Loews Corp.	58,058
500		Marsh & McLennan Cos., Inc.	15,330
350		MBIA, Inc.	25,571
2,370		Metlife, Inc.	139,854
150		MGIC Investment Corp.	9,381
800		Principal Financial Group	46,960
2,360		Progressive Corp.	57,159
1,550		Prudential Financial, Inc.	133,083
450		Safeco Corp.	28,148
2,200		St. Paul Travelers Cos., Inc.	118,118
250		Torchmark Corp.	15,940
750		UnumProvident Corp.	15,585
400	@@	XL Capital Ltd.	28,808
			1,758,521
		Internet: 0.2%
700	@	Amazon.com, Inc.	27,622
1,050	@	eBay, Inc.	31,574
150	@	Google, Inc.	69,072
500	@	InterActiveCorp	18,580
2,426	@	Symantec Corp.	50,582
600	@	VeriSign, Inc.	14,430
			211,860
		Iron/Steel: 0.1%
1,180		Nucor Corp.	64,499
500		United States Steel Corp.	36,570
			101,069
		Leisure Time: 0.1%
300		Brunswick Corp.	9,570
1,000		Carnival Corp.	49,050
700		Harley-Davidson, Inc.	49,329
350		Sabre Holdings Corp.	11,162
			119,111
		Lodging: 0.1%
400		Hilton Hotels Corp.	13,960
840		Marriott International, Inc.	40,085
200		Starwood Hotels & Resorts Worldwide, Inc.	12,500
470	@	Wyndham Worldwide Corp.	15,049
			81,594
		Machinery-Construction & Mining: 0.1%
1,500		Caterpillar, Inc.	91,995
			91,995

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES R  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Diversified: 0.1%
200		Cummins, Inc.	$23,636
500		Deere & Co.	47,535
400		Rockwell Automation, Inc.	24,432
			95,603
		Media: 1.0%
2,450		CBS Corp.-Class B	76,391
1,100		Clear Channel Communications, Inc.	39,094
4,800	@	Comcast Corp.	203,184
2,400	@	DIRECTV Group, Inc.	59,856
200		EW Scripps Co.	9,988
500		Gannett Co., Inc.	30,230
1,360		McGraw-Hill Cos., Inc.	92,507
170		Meredith Corp.	9,580
7,250		News Corp., Inc.	155,730
200		Tribune Co.	6,156
500	@	Univision Communications, Inc.	17,710
700	@	Viacom, Inc.	28,721
6,650		Walt Disney Co.	227,896
			957,043
		Mining: 0.1%
550		Freeport-McMoRan Copper & Gold, Inc.	30,652
450		Phelps Dodge Corp.	53,874
150		Vulcan Materials Co.	13,481
			98,007
		Miscellaneous Manufacturing: 1.7%
1,700		3M Co.	132,481
200		Cooper Industries Ltd.	18,086
500		Danaher Corp.	36,220
400		Dover Corp.	19,608
700		Eastman Kodak Co.	18,060
550		Eaton Corp.	41,327
23,850		General Electric Co.	887,459
2,450		Honeywell International, Inc.	110,838
1,000		Illinois Tool Works, Inc.	46,190
800	@@	Ingersoll-Rand Co.	31,304
300		ITT Corp.	17,046
400		Leggett & Platt, Inc.	9,560
500		Parker Hannifin Corp.	38,440
350		Textron, Inc.	32,820
4,600	@@	Tyco International Ltd.	139,840
			1,579,279
		Office/Business Equipment: 0.1%
500		Pitney Bowes, Inc.	23,095
3,800	@	Xerox Corp.	64,410
			87,505
		Oil & Gas: 3.2%
1,000		Anadarko Petroleum Corp.	43,520
7,532		Chevron Corp.	553,828
3,425		ConocoPhillips	246,429
900		Devon Energy Corp.	60,372
500		EOG Resources, Inc.	31,225
20,400		ExxonMobil Corp.	1,563,252
1,240		Marathon Oil Corp.	114,700
500	@,@@	Nabors Industries Ltd.	14,890
300		Noble Corp.	22,845
2,300		Occidental Petroleum Corp.	112,309

Shares			Value
300		Sunoco, Inc.	$18,708
600	@	Transocean, Inc.	48,534
1,700		Valero Energy Corp.	86,972
800		XTO Energy, Inc.	37,640
			2,955,224
		Oil & Gas Services: 0.4%
700		Baker Hughes, Inc.	52,262
600		BJ Services Co.	17,592
3,700		Halliburton Co.	114,885
400	@	National Oilwell Varco, Inc.	24,472
2,400		Schlumberger Ltd.	151,584
300	@	Weatherford International Ltd.	12,537
			373,332
		Packaging & Containers: 0.1%
300		Ball Corp.	13,080
300		Bemis Co.	10,194
500	@	Pactiv Corp.	17,845
300		Sealed Air Corp.	19,476
			60,595
		Pharmaceuticals: 1.8%
3,400		Abbott Laboratories	165,614
150		Allergan, Inc.	17,961
880		AmerisourceBergen Corp.	39,565
300	@	Barr Pharmaceuticals, Inc.	15,036
1,800		Bristol-Myers Squibb Co.	47,376
900		Cardinal Health, Inc.	57,987
980		Caremark Rx, Inc.	55,968
900		Eli Lilly & Co.	46,890
450	@	Express Scripts, Inc.	32,220
1,000	@	Forest Laboratories, Inc.	50,600
1,100	@	Gilead Sciences, Inc.	71,423
100	@	Hospira, Inc.	3,358
900	@	King Pharmaceuticals, Inc.	14,328
652	@	Medco Health Solutions, Inc.	34,843
6,800		Merck & Co., Inc.	296,480
800		Mylan Laboratories	15,968
16,910		Pfizer, Inc.	437,969
4,600		Schering-Plough Corp.	108,744
350	@	Watson Pharmaceuticals, Inc.	9,111
3,000		Wyeth	152,760
			1,674,201
		Pipelines: 0.1%
1,400		El Paso Corp.	21,392
100		Kinder Morgan, Inc.	10,575
300		Questar Corp.	24,915
1,200		Williams Cos., Inc.	31,344
			88,226
		Real Estate: 0.0%
430	@	CB Richard Ellis Group, Inc.	14,276
505	@	Realogy Corp.	15,312
			29,588
		Real Estate Investment Trusts: 0.1%
300		Apartment Investment & Management Co.	16,806
100		Boston Properties, Inc.	11,188
760		Equity Office Properties Trust	36,609
200		Prologis	12,154
100		Public Storage, Inc.	9,750

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES R  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts (continued)
200		Simon Property Group, Inc.	$20,258
100		Vornado Realty Trust	12,150
			118,915
		Retail: 1.8%
200	@	Autozone, Inc.	23,112
650	@	Bed Bath & Beyond, Inc.	24,765
880		Best Buy Co., Inc.	43,287
400	@	Big Lots, Inc.	9,168
350		Circuit City Stores, Inc.	6,643
1,050		Costco Wholesale Corp.	55,514
1,900		CVS Corp.	58,729
450		Darden Restaurants, Inc.	18,077
550		Family Dollar Stores, Inc.	16,132
2,128		Federated Department Stores, Inc.	81,141
2,140		Gap, Inc.	41,730
1,900		Home Depot, Inc.	76,304
550		JC Penney Co., Inc.	42,548
1,300	@	Kohl's Corp.	88,959
800		Limited Brands, Inc.	23,152
3,560		Lowe's Cos., Inc.	110,894
2,900		McDonald's Corp.	128,557
800		Nordstrom, Inc.	39,472
970	@	Office Depot, Inc.	37,025
200		OfficeMax, Inc.	9,930
400		RadioShack Corp.	6,712
230	@	Sears Holding Corp.	38,624
1,700		Staples, Inc.	45,390
1,700	@	Starbucks Corp.	60,214
1,900		Target Corp.	108,395
1,800		TJX Cos., Inc.	51,336
2,330		Walgreen Co.	106,924
5,650		Wal-Mart Stores, Inc.	260,917
250		Wendy's International, Inc.	8,273
650		Yum! Brands, Inc.	38,220
			1,660,144
		Savings & Loans: 0.1%
2,180		Washington Mutual, Inc.	99,168
			99,168
		Semiconductors: 0.7%
1,900	@	Advanced Micro Devices, Inc.	38,665
1,350	@	Altera Corp.	26,568
1,050		Analog Devices, Inc.	34,514
3,550		Applied Materials, Inc.	65,498
13,200	@	Intel Corp.	267,300
500		KLA-Tencor Corp.	24,875
700		Linear Technology Corp.	21,224
1,500	@	LSI Logic Corp.	13,500
750		Maxim Integrated Products	22,965
2,750	@	Micron Technology, Inc.	38,390
650		National Semiconductor Corp.	14,755
350	@	Novellus Systems, Inc.	12,047
800	@	Nvidia Corp.	29,608
400	@	QLogic Corp.	8,768
100	@	Teradyne, Inc.	1,496
800		Xilinx, Inc.	19,048
			639,221

Shares			Value
		Software: 1.3%
1,320	@	Adobe Systems, Inc.	$54,278
720	@	Autodesk, Inc.	29,131
1,300		Automatic Data Processing, Inc.	64,025
750	@	BMC Software, Inc.	24,150
1,100		CA, Inc.	24,915
350	@	Citrix Systems, Inc.	9,468
1,300	@	Compuware Corp.	10,829
700	@	Electronic Arts, Inc.	35,252
400		Fidelity National Information Services, Inc.	16,036
1,687		First Data Corp.	43,052
400	@	Fiserv, Inc.	20,968
500		IMS Health, Inc.	13,740
800	@	Intuit, Inc.	24,408
19,900		Microsoft Corp.	594,214
1,050	@	Novell, Inc.	6,510
9,320	@	Oracle Corp.	159,745
800		Paychex, Inc.	31,632
			1,162,353
		Telecommunications: 2.3%
900		Alltel Corp.	54,432
9,017		AT&T, Inc.	322,358
1,600	@	Avaya, Inc.	22,368
4,350		BellSouth Corp.	204,929
400		CenturyTel, Inc.	17,464
24,000	@	Cisco Systems, Inc.	655,920
800		Citizens Communications Co.	11,496
400	@	Comverse Technology, Inc.	8,444
3,400	@	Corning, Inc.	63,614
395		Embarq Corp.	20,761
1,300	@	Juniper Networks, Inc.	24,622
7,610		Motorola, Inc.	156,462
3,800		Qualcomm, Inc.	143,602
3,600	@	Qwest Communications International, Inc.	30,132
7,206		Sprint Nextel Corp.	136,121
950	@	Tellabs, Inc.	9,747
6,650		Verizon Communications, Inc.	247,646
1,113		Windstream Corp.	15,827
			2,145,945
		Textiles: 0.0%
400		Cintas Corp.	15,884
			15,884
		Toys/Games/Hobbies: 0.1%
750		Hasbro, Inc.	20,438
950		Mattel, Inc.	21,527
			41,965
		Transportation: 0.3%
900		Burlington Northern Santa Fe Corp.	66,429
900		CSX Corp.	30,987
700		FedEx Corp.	76,034
900		Norfolk Southern Corp.	45,261
600		Union Pacific Corp.	55,212
			273,923
Total Common Stock (Cost $26,358,551)			30,610,400

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES R  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 54.7%
		Federal Home Loan Mortgage Corporation: 6.7%
$6,250,000	^	5.200%, due 07/15/07	$6,078,069
			6,078,069
		Federal National Mortgage Association: 41.3%
37,000,000		5.250%, due 06/15/07	36,125,024
1,841,000		5.380%, due 10/05/07	1,768,942
			37,893,966
		Other U.S. Agency Obligations: 6.7%
2,653,000	^	FICO STRIP, 5.230%, due 12/27/07	2,520,889
3,720,000	^	FICO STRIP, 5.250%, due 06/06/07	3,636,717
			6,157,606
Total U.S. Government Agency Obligations (Cost $50,443,370)			50,129,641
U.S. TREASURY OBLIGATIONS: 4.1%
		U.S. Treasury STRIP: 4.1%
3,875,000	▲	5.150%, due 05/15/07	3,803,642
Total U.S. Treasury Obligations (Cost $3,804,343)			3,803,642
OTHER BONDS: 7.5%
		Sovereign: 7.5%
3,917,000		Israel Trust, 5.150%, due 11/15/07	3,746,172
3,185,000		Turkey Trust, 5.220%, due 05/15/07	3,123,803
Total Other Bonds (Cost $6,942,774)			6,869,975
Total Long-Term Investments (Cost $87,549,038)			91,413,658

Principal Amount		Value
SHORT-TERM INVESTMENTS: 0.4%
	Repurchase Agreement: 0.4%
$346,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $346,201 to be received upon repurchase (Collateralized by $355,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $353,225, due 02/02/07)	$346,000
Total Short-Term Investments (Cost $346,000)		346,000

Total Investments in Securities (Cost $87,895,038)*	100.1%	$91,759,658
Other Assets and Liabilities - Net	(0.1)	(64,697)
Net Assets	100.0%	$91,694,961

@  Non-income producing security

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

^  Interest Only (IO) Security

▲  Principal Only (PO) Security

*  Cost for federal income tax purposes is $88,247,743.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,405,161
Gross Unrealized Depreciation	(893,246)
Net Unrealized Appreciation	$3,511,915

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES S  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 39.9%
		Advertising: 0.1%
1,000		Omnicom Group	$104,540
			104,540
		Aerospace/Defense: 0.8%
2,750		Boeing Co.	244,310
1,400		General Dynamics Corp.	104,090
400		Goodrich Corp.	18,220
450		L-3 Communications Holdings, Inc.	36,801
1,200		Lockheed Martin Corp.	110,484
1,312		Northrop Grumman Corp.	88,822
2,674		Raytheon Co.	141,187
280		Rockwell Collins, Inc.	17,721
3,500		United Technologies Corp.	218,820
			980,455
		Agriculture: 0.7%
7,350		Altria Group, Inc.	630,777
2,200		Archer-Daniels-Midland Co.	70,312
660		Reynolds American, Inc.	43,210
500		UST, Inc.	29,100
			773,399
		Airlines: 0.0%
2,800		Southwest Airlines Co.	42,896
			42,896
		Apparel: 0.2%
2,470	@	Coach, Inc.	106,111
710		Jones Apparel Group, Inc.	23,735
476		Liz Claiborne, Inc.	20,687
640		Nike, Inc.	63,379
350		VF Corp.	28,728
			242,640
		Auto Manufacturers: 0.2%
8,900		Ford Motor Co.	66,839
2,000		General Motors Corp.	61,440
1,200		Paccar, Inc.	77,880
			206,159
		Auto Parts & Equipment: 0.1%
1,090	@	Goodyear Tire & Rubber Co.	22,879
650		Johnson Controls, Inc.	55,848
			78,727
		Banks: 3.0%
21,493		Bank of America Corp.	1,147,511
2,850		Bank of New York Co., Inc.	112,205
1,894		BB&T Corp.	83,203
1,660		Capital One Financial Corp.	127,521
800		Comerica, Inc.	46,944
400		Compass Bancshares, Inc.	23,860
1,900		Fifth Third Bancorp.	77,767
250		First Horizon National Corp.	10,445
800		Huntington Bancshares, Inc.	19,000
1,350		Keycorp	51,341
350		M&T Bank Corp.	42,756
850		Marshall & Ilsley Corp.	40,894

Shares			Value
1,600		Mellon Financial Corp.	$67,440
2,910		National City Corp.	106,390
650		Northern Trust Corp.	39,449
1,050		PNC Financial Services Group, Inc.	77,742
3,375		Regions Financial Corp.	126,225
1,050		State Street Corp.	70,812
1,350		SunTrust Banks, Inc.	114,008
1,044		Synovus Financial Corp.	32,187
6,150		US Bancorp.	222,569
6,685		Wachovia Corp.	380,711
11,800		Wells Fargo & Co.	419,608
350		Zions Bancorp.	28,854
			3,469,442
		Beverages: 0.8%
3,600		Anheuser-Busch Cos., Inc.	177,120
400		Brown-Forman Corp.	26,496
7,200		Coca-Cola Co.	347,400
1,150		Coca-Cola Enterprises, Inc.	23,483
200		Molson Coors Brewing Co.	15,288
850		Pepsi Bottling Group, Inc.	26,274
5,690		PepsiCo, Inc.	355,910
			971,971
		Biotechnology: 0.3%
4,150	@	Amgen, Inc.	283,487
1,100	@	Biogen Idec, Inc.	54,109
560	@	Celgene Corp.	32,217
400	@	Genzyme Corp.	24,632
300	@	Medimmune, Inc.	9,711
			404,156
		Building Materials: 0.1%
550		American Standard Cos., Inc.	25,218
1,600		Masco Corp.	47,792
			73,010
		Chemicals: 0.7%
300		Air Products & Chemicals, Inc.	21,084
200		Ashland, Inc.	13,836
3,950		Dow Chemical Co.	157,763
700		Ecolab, Inc.	31,640
3,800		EI DuPont de Nemours & Co.	185,098
500	@	Hercules, Inc.	9,655
400		International Flavors & Fragrances, Inc.	19,664
2,180		Monsanto Co.	114,515
700		PPG Industries, Inc.	44,947
1,350		Praxair, Inc.	80,096
500		Rohm & Haas Co.	25,560
650		Sherwin-Williams Co.	41,327
200		Sigma-Aldrich Corp.	15,544
			760,729
		Coal: 0.0%
950		Peabody Energy Corp.	38,390
			38,390
		Commercial Services: 0.4%
800	@	Apollo Group, Inc.	31,176
700	@	Convergys Corp.	16,646

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES S  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
700		Equifax, Inc.	$28,420
1,060		H&R Block, Inc.	24,422
1,700		McKesson Corp.	86,190
350	@	Monster Worldwide, Inc.	16,324
1,400		Moody's Corp.	96,684
550		Robert Half International, Inc.	20,416
800		RR Donnelley & Sons Co.	28,432
2,578		Western Union Co.	57,799
			406,509
		Computers: 1.8%
400	@	Affiliated Computer Services, Inc.	19,536
200	@	Cognizant Technology Solutions Corp.	15,432
650	@	Computer Sciences Corp.	34,691
10,630	@	Dell, Inc.	266,707
1,700		Electronic Data Systems Corp.	46,835
8,250	@	EMC Corp.	108,900
16,400		Hewlett-Packard Co.	675,516
7,250		International Business Machines Corp.	704,338
340	@	Lexmark International, Inc.	24,888
650	@	NCR Corp.	27,794
1,200	@	Network Appliance, Inc.	47,136
600	@	Sandisk Corp.	25,818
11,700	@	Sun Microsystems, Inc.	63,414
1,450	@	Unisys Corp.	11,368
			2,072,373
		Cosmetics/Personal Care: 0.8%
1,600		Avon Products, Inc.	52,864
1,750		Colgate-Palmolive Co.	114,170
400		Estee Lauder Cos., Inc.	16,328
11,137		Procter & Gamble Co.	715,775
			899,137
		Distribution/Wholesale: 0.0%
300		WW Grainger, Inc.	20,982
			20,982
		Diversified Financial Services: 3.8%
4,250		American Express Co.	257,848
990		Ameriprise Financial, Inc.	53,955
460		Bear Stearns Cos., Inc.	74,879
3,450		Charles Schwab Corp.	66,723
30		Chicago Mercantile Exchange Holdings, Inc.	15,293
1,050		CIT Group, Inc.	58,559
23,450		Citigroup, Inc.	1,306,165
2,058		Countrywide Financial Corp.	87,362
1,200	@	E*Trade Financial Corp.	26,904
3,290		Fannie Mae	195,393
350		Federated Investors, Inc.	11,823
550		Franklin Resources, Inc.	60,594
2,400		Freddie Mac	162,960
1,550		Goldman Sachs Group, Inc.	308,993
800		Janus Capital Group, Inc.	17,272
16,500		JPMorgan Chase & Co.	796,950
1,860		Lehman Brothers Holdings, Inc.	145,303
3,150		Merrill Lynch & Co., Inc.	293,265
5,100		Morgan Stanley	415,293
1,600		SLM Corp.	78,032

Shares			Value
900		T. Rowe Price Group, Inc.	$39,393
			4,472,959
		Electric: 1.1%
3,750	@	AES Corp.	82,650
750	@	Allegheny Energy, Inc.	34,433
900		Ameren Corp.	48,357
1,700		American Electric Power Co., Inc.	72,386
1,050		Centerpoint Energy, Inc.	17,409
1,400	@	CMS Energy Corp.	23,380
750		Constellation Energy Group, Inc.	51,653
800		DTE Energy Co.	38,728
1,600	@	Dynegy, Inc.	11,584
1,440		Edison International	65,491
1,000		Entergy Corp.	92,320
1,200		Exelon Corp.	74,268
1,600		FirstEnergy Corp.	96,480
700		FPL Group, Inc.	38,094
1,550		PG&E Corp.	73,362
400		Pinnacle West Capital Corp.	20,276
1,700		PPL Corp.	60,928
1,200		Progress Energy, Inc.	58,896
450		Public Service Enterprise Group, Inc.	29,871
3,400		Southern Co.	125,324
900		TECO Energy, Inc.	15,507
2,100		TXU Corp.	113,841
1,750		Xcel Energy, Inc.	40,355
			1,285,593
		Electrical Components & Equipment: 0.1%
2,800		Emerson Electric Co.	123,452
400		Molex, Inc.	12,652
			136,104
		Electronics: 0.2%
1,850	@	Agilent Technologies, Inc.	64,473
650		Applera Corp.-Applied Biosystems Group	23,849
690		Jabil Circuit, Inc.	16,940
400		PerkinElmer, Inc.	8,892
3,200	@	Solectron Corp.	10,304
900		Symbol Technologies, Inc.	13,446
300		Tektronix, Inc.	8,751
1,300	@	Thermo Electron Corp.	58,877
450	@	Waters Corp.	22,037
			227,569
		Entertainment: 0.0%
450		International Game Technology	20,790
			20,790
		Environmental Control: 0.1%
900	@	Allied Waste Industries, Inc.	11,061
2,550	@	Waste Management, Inc.	93,764
			104,825
		Food: 0.5%
1,100		Campbell Soup Co.	42,779
2,400		ConAgra Foods, Inc.	64,800
400	@	Dean Foods Co.	16,912
2,100		General Mills, Inc.	120,960

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES S  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Food (continued)
600		Hershey Co.	$29,880
1,350		HJ Heinz Co.	60,764
1,000		Kellogg Co.	50,060
2,300		Kroger Co.	53,061
550		McCormick & Co., Inc.	21,208
1,650		Safeway, Inc.	57,024
1,063		Sara Lee Corp.	18,103
704		Supervalu, Inc.	25,168
400		Whole Foods Market, Inc.	18,772
			579,491
		Forest Products & Paper: 0.1%
1,700		International Paper Co.	57,970
800		MeadWestvaco Corp.	24,048
600		Plum Creek Timber Co., Inc.	23,910
680		Temple-Inland, Inc.	31,300
300		Weyerhaeuser Co.	21,195
			158,423
		Gas: 0.1%
800		KeySpan Corp.	32,944
200		Nicor, Inc.	9,360
1,200		NiSource, Inc.	28,920
1,140		Sempra Energy	63,886
			135,110
		Hand/Machine Tools: 0.1%
320		Black & Decker Corp.	25,590
200		Snap-On, Inc.	9,528
400		Stanley Works	20,116
			55,234
		Healthcare-Products: 1.1%
200		Bausch & Lomb, Inc.	10,412
2,250		Baxter International, Inc.	104,378
870		Becton Dickinson & Co.	61,031
4,100	@	Boston Scientific Corp.	70,438
400		CR Bard, Inc.	33,188
10,300		Johnson & Johnson	680,006
4,000		Medtronic, Inc.	214,040
500	@	Patterson Cos., Inc.	17,755
500	@	St. Jude Medical, Inc.	18,280
1,000		Stryker Corp.	55,110
900	@	Zimmer Holdings, Inc.	70,542
			1,335,180
		Healthcare-Services: 0.8%
2,580		Aetna, Inc.	111,404
780	@	Coventry Health Care, Inc.	39,039
1,090	@	Humana, Inc.	60,288
600	@	Laboratory Corp. of America Holdings	44,082
300		Manor Care, Inc.	14,076
600		Quest Diagnostics	31,800
7,920		UnitedHealth Group, Inc.	425,542
2,980	@	WellPoint, Inc.	234,496
			960,727
		Home Builders: 0.0%
200		Lennar Corp.	10,492
			10,492

Shares			Value
		Home Furnishings: 0.1%
300		Harman International Industries, Inc.	$29,973
300		Whirlpool Corp.	24,906
			54,879
		Household Products/Wares: 0.2%
300		Avery Dennison Corp.	20,379
200		Clorox Co.	12,830
550		Fortune Brands, Inc.	46,965
1,750		Kimberly-Clark Corp.	118,913
			199,087
		Housewares: 0.0%
950		Newell Rubbermaid, Inc.	27,503
			27,503
		Insurance: 2.3%
1,500	@@	ACE Ltd.	90,855
1,700		Aflac, Inc.	78,200
3,010		Allstate Corp.	195,981
550		AMBAC Financial Group, Inc.	48,989
9,150		American International Group, Inc.	655,689
1,050		AON Corp.	37,107
2,440		Chubb Corp.	129,100
550		Cigna Corp.	72,364
832		Cincinnati Financial Corp.	37,698
2,700		Genworth Financial, Inc.	92,367
1,400		Hartford Financial Services Group, Inc.	130,634
1,033		Lincoln National Corp.	68,591
2,180		Loews Corp.	90,405
800		Marsh & McLennan Cos., Inc.	24,528
600		MBIA, Inc.	43,836
3,510		Metlife, Inc.	207,125
310		MGIC Investment Corp.	19,387
900		Principal Financial Group	52,830
3,680		Progressive Corp.	89,130
2,280		Prudential Financial, Inc.	195,761
700		Safeco Corp.	43,785
3,230		St. Paul Travelers Cos., Inc.	173,419
400		Torchmark Corp.	25,504
1,000		UnumProvident Corp.	20,780
600	@@	XL Capital Ltd.	43,212
			2,667,277
		Internet: 0.3%
1,000	@	Amazon.com, Inc.	39,460
1,650	@	eBay, Inc.	49,616
300	@	Google, Inc.	138,144
800	@	InterActiveCorp	29,728
3,710	@	Symantec Corp.	77,354
1,200	@	VeriSign, Inc.	28,860
			363,162
		Iron/Steel: 0.1%
1,900		Nucor Corp.	103,854
750		United States Steel Corp.	54,855
			158,709

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES S  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Leisure Time: 0.2%
350		Brunswick Corp.	$11,165
1,550		Carnival Corp.	76,028
1,000		Harley-Davidson, Inc.	70,470
550		Sabre Holdings Corp.	17,540
			175,203
		Lodging: 0.1%
500		Hilton Hotels Corp.	17,450
1,500		Marriott International, Inc.	71,580
300		Starwood Hotels & Resorts Worldwide, Inc.	18,750
670	@	Wyndham Worldwide Corp.	21,453
			129,233
		Machinery-Construction & Mining: 0.1%
2,300		Caterpillar, Inc.	141,059
			141,059
		Machinery-Diversified: 0.1%
250		Cummins, Inc.	29,545
800		Deere & Co.	76,056
550		Rockwell Automation, Inc.	33,594
			139,195
		Media: 1.2%
3,775		CBS Corp.-Class B	117,705
1,700		Clear Channel Communications, Inc.	60,418
7,300	@	Comcast Corp.	309,009
3,600	@	DIRECTV Group, Inc.	89,784
400		EW Scripps Co.	19,976
800		Gannett Co., Inc.	48,368
1,650		McGraw-Hill Cos., Inc.	112,233
140		Meredith Corp.	7,889
11,000		News Corp., Inc.	236,280
300		Tribune Co.	9,234
900	@	Univision Communications, Inc.	31,878
1,000	@	Viacom, Inc.	41,030
10,050		Walt Disney Co.	344,414
			1,428,218
		Mining: 0.1%
800		Freeport-McMoRan Copper & Gold, Inc.	44,584
680		Phelps Dodge Corp.	81,410
400		Vulcan Materials Co.	35,948
			161,942
		Miscellaneous Manufacturing: 2.1%
2,650		3M Co.	206,515
400		Cooper Industries Ltd.	36,172
1,000		Danaher Corp.	72,440
650		Dover Corp.	31,863
1,400		Eastman Kodak Co.	36,120
750		Eaton Corp.	56,355
36,250		General Electric Co.	1,348,863
3,750		Honeywell International, Inc.	169,650
1,500		Illinois Tool Works, Inc.	69,285
1,100	@@	Ingersoll-Rand Co.	43,043
600		ITT Corp.	34,092
600		Leggett & Platt, Inc.	14,340

Shares			Value
700		Parker Hannifin Corp.	$53,816
420		Textron, Inc.	39,383
7,100	@@	Tyco International Ltd.	215,840
			2,427,777
		Office/Business Equipment: 0.1%
800		Pitney Bowes, Inc.	36,952
5,700	@	Xerox Corp.	96,615
			133,567
		Oil & Gas: 3.9%
1,300		Anadarko Petroleum Corp.	56,576
11,262		Chevron Corp.	828,095
5,218		ConocoPhillips	375,435
1,450		Devon Energy Corp.	97,266
800		EOG Resources, Inc.	49,960
30,950		ExxonMobil Corp.	2,371,699
1,950		Marathon Oil Corp.	180,375
1,000	@,@@	Nabors Industries Ltd.	29,780
400		Noble Corp.	30,460
3,520		Occidental Petroleum Corp.	171,882
700		Sunoco, Inc.	43,652
1,000	@	Transocean, Inc.	80,890
2,500		Valero Energy Corp.	127,900
1,100		XTO Energy, Inc.	51,755
			4,495,725
		Oil & Gas Services: 0.5%
1,000		Baker Hughes, Inc.	74,660
900		BJ Services Co.	26,388
5,600		Halliburton Co.	173,880
600	@	National Oilwell Varco, Inc.	36,708
3,600		Schlumberger Ltd.	227,376
400	@	Weatherford International Ltd.	16,716
			555,728
		Packaging & Containers: 0.1%
310		Ball Corp.	13,516
400		Bemis Co.	13,592
700	@	Pactiv Corp.	24,983
350		Sealed Air Corp.	22,722
			74,813
		Pharmaceuticals: 2.2%
5,400		Abbott Laboratories	263,034
250		Allergan, Inc.	29,935
1,360		AmerisourceBergen Corp.	61,146
400	@	Barr Pharmaceuticals, Inc.	20,048
2,800		Bristol-Myers Squibb Co.	73,696
1,420		Cardinal Health, Inc.	91,491
1,610		Caremark Rx, Inc.	91,947
1,400		Eli Lilly & Co.	72,940
700	@	Express Scripts, Inc.	50,120
1,550	@	Forest Laboratories, Inc.	78,430
1,600	@	Gilead Sciences, Inc.	103,888
500	@	Hospira, Inc.	16,790
1,100	@	King Pharmaceuticals, Inc.	17,512
1,046	@	Medco Health Solutions, Inc.	55,898
10,350		Merck & Co., Inc.	451,260
850		Mylan Laboratories	16,966
25,640		Pfizer, Inc.	664,076
7,000		Schering-Plough Corp.	165,480
400	@	Watson Pharmaceuticals, Inc.	10,412

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES S  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Pharmaceuticals (continued)
4,600		Wyeth	$234,232
			2,569,301
		Pipelines: 0.1%
2,100		El Paso Corp.	32,088
100		Kinder Morgan, Inc.	10,575
400		Questar Corp.	33,220
1,850		Williams Cos., Inc.	48,322
			124,205
		Real Estate: 0.0%
660	@	CB Richard Ellis Group, Inc.	21,912
703	@	Realogy Corp.	21,315
			43,227
		Real Estate Investment Trusts: 0.2%
400		Apartment Investment & Management Co.	22,408
200		Boston Properties, Inc.	22,376
1,210		Equity Office Properties Trust	58,286
300		Prologis	18,231
200		Public Storage, Inc.	19,500
300		Simon Property Group, Inc.	30,387
200		Vornado Realty Trust	24,300
			195,488
		Retail: 2.2%
300	@	Autozone, Inc.	34,668
1,150	@	Bed Bath & Beyond, Inc.	43,815
1,385		Best Buy Co., Inc.	68,128
700	@	Big Lots, Inc.	16,044
550		Circuit City Stores, Inc.	10,439
1,650		Costco Wholesale Corp.	87,236
2,700		CVS Corp.	83,457
700		Darden Restaurants, Inc.	28,119
900		Family Dollar Stores, Inc.	26,397
3,208		Federated Department Stores, Inc.	122,321
3,130		Gap, Inc.	61,035
2,910		Home Depot, Inc.	116,866
800		JC Penney Co., Inc.	61,888
2,050	@	Kohl's Corp.	140,282
1,150		Limited Brands, Inc.	33,281
5,340		Lowe's Cos., Inc.	166,341
4,400		McDonald's Corp.	195,052
1,300		Nordstrom, Inc.	64,142
1,790	@	Office Depot, Inc.	68,324
300		OfficeMax, Inc.	14,895
600		RadioShack Corp.	10,068
280	@	Sears Holding Corp.	47,020
2,545		Staples, Inc.	67,952
2,600	@	Starbucks Corp.	92,092
3,150		Target Corp.	179,708
2,750		TJX Cos., Inc.	78,430
3,510		Walgreen Co.	161,074
8,650		Wal-Mart Stores, Inc.	399,457
300		Wendy's International, Inc.	9,927
950		Yum! Brands, Inc.	55,860
			2,544,318

Shares			Value
		Savings & Loans: 0.1%
3,291		Washington Mutual, Inc.	$149,708
			149,708
		Semiconductors: 0.8%
2,800	@	Advanced Micro Devices, Inc.	56,980
2,100	@	Altera Corp.	41,328
1,700		Analog Devices, Inc.	55,879
5,400		Applied Materials, Inc.	99,630
20,140	@	Intel Corp.	407,835
700		KLA-Tencor Corp.	34,825
1,000		Linear Technology Corp.	30,320
1,200	@	LSI Logic Corp.	10,800
1,050		Maxim Integrated Products	32,151
4,150	@	Micron Technology, Inc.	57,934
1,000		National Semiconductor Corp.	22,700
750	@	Novellus Systems, Inc.	25,815
1,200	@	Nvidia Corp.	44,412
1,000	@	QLogic Corp.	21,920
1,100		Xilinx, Inc.	26,191
			968,720
		Software: 1.5%
2,040	@	Adobe Systems, Inc.	83,885
1,020	@	Autodesk, Inc.	41,269
2,000		Automatic Data Processing, Inc.	98,500
1,060	@	BMC Software, Inc.	34,132
1,650		CA, Inc.	37,373
1,000	@	Citrix Systems, Inc.	27,050
1,850	@	Compuware Corp.	15,411
1,070	@	Electronic Arts, Inc.	53,885
600		Fidelity National Information Services, Inc.	24,054
2,578		First Data Corp.	65,791
700	@	Fiserv, Inc.	36,694
800		IMS Health, Inc.	21,984
1,200	@	Intuit, Inc.	36,612
30,350		Microsoft Corp.	906,251
1,050	@	Novell, Inc.	6,510
14,140	@	Oracle Corp.	242,360
1,300		Paychex, Inc.	51,402
			1,783,163
		Telecommunications: 2.8%
1,400		Alltel Corp.	84,672
13,508		AT&T, Inc.	482,911
2,750	@	Avaya, Inc.	38,445
6,600		BellSouth Corp.	310,926
600		CenturyTel, Inc.	26,196
36,000	@	Cisco Systems, Inc.	983,855
1,100		Citizens Communications Co.	15,807
700	@	Comverse Technology, Inc.	14,777
5,250	@	Corning, Inc.	98,228
502		Embarq Corp.	26,385
2,000	@	Juniper Networks, Inc.	37,880
11,530		Motorola, Inc.	237,057
5,900		Qualcomm, Inc.	222,961
5,400	@	Qwest Communications International, Inc.	45,198
10,951		Sprint Nextel Corp.	206,864
2,300	@	Tellabs, Inc.	23,598
10,150		Verizon Communications, Inc.	377,986

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES S  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares		Value
	Telecommunications (continued)
1,613	Windstream Corp.	$22,937
		3,256,683
	Textiles: 0.0%
600	Cintas Corp.	23,826
		23,826
	Toys/Games/Hobbies: 0.1%
1,000	Hasbro, Inc.	27,250
1,450	Mattel, Inc.	32,857
		60,107
	Transportation: 0.4%
1,300	Burlington Northern Santa Fe Corp.	95,953
1,440	CSX Corp.	49,579
1,050	FedEx Corp.	114,051
1,450	Norfolk Southern Corp.	72,921
200	Ryder System, Inc.	10,212
900	Union Pacific Corp.	82,818
		425,534
Total Common Stock (Cost $40,029,879)		46,505,369
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 58.9%
	Federal Home Loan Mortgage Corporation: 33.1%
$40,000,000	5.270%, due 09/14/07	$38,550,880
		38,550,880
	Federal National Mortgage Association: 25.8%
31,228,000	5.380%, due 10/05/07	30,006,142
		30,006,142
Total U.S. Government Agency Obligations (Cost $69,402,394)		68,557,022
OTHER BONDS: 1.2%
	Sovereign: 1.2%
1,450,000	Turkey Trust, 5.150%, due 11/15/07	1,386,763
Total Other Bonds (Cost $1,412,874)		1,386,763
Total Long-Term Investments (Cost $110,845,148)		116,449,154

Principal Amount		Value
SHORT-TERM INVESTMENTS: 0.8%
	Repurchase Agreement: 0.8%
$899,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $899,521 to be received upon repurchase (Collateralized by $910,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued interest $920,797, due 02/08/08)	$899,000
Total Short-Term Investments (Cost $899,000)		899,000

Total Investments in Securities (Cost $111,744,148)*	100.8%	$117,348,154
Other Assets and Liabilities - Net	(0.8)	(920,623)
Net Assets	100.0%	$116,427,531

@  Non-income producing security

@@  Foreign Issuer

*  Cost for federal income tax purposes is $112,111,545.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,882,068
Gross Unrealized Depreciation	(1,645,459)
Net Unrealized Appreciation	$5,236,609

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES T  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 34.7%
		Advertising: 0.1%
750		Omnicom Group	$78,405
			78,405
		Aerospace/Defense: 0.7%
2,150		Boeing Co.	191,006
1,100		General Dynamics Corp.	81,785
300		Goodrich Corp.	13,665
450		L-3 Communications Holdings, Inc.	36,801
990		Lockheed Martin Corp.	91,149
909		Northrop Grumman Corp.	61,539
2,004		Raytheon Co.	105,811
140		Rockwell Collins, Inc.	8,861
2,650		United Technologies Corp.	165,678
			756,295
		Agriculture: 0.6%
5,600		Altria Group, Inc.	480,592
1,700		Archer-Daniels-Midland Co.	54,332
480		Reynolds American, Inc.	31,426
400		UST, Inc.	23,280
			589,630
		Airlines: 0.0%
2,100		Southwest Airlines Co.	32,172
			32,172
		Apparel: 0.2%
1,700	@	Coach, Inc.	73,032
300		Jones Apparel Group, Inc.	10,029
360		Liz Claiborne, Inc.	15,646
500		Nike, Inc.	49,515
200		VF Corp.	16,416
			164,638
		Auto Manufacturers: 0.2%
6,740		Ford Motor Co.	50,617
1,500		General Motors Corp.	46,080
900		Paccar, Inc.	58,410
			155,107
		Auto Parts & Equipment: 0.1%
870	@	Goodyear Tire & Rubber Co.	18,261
500		Johnson Controls, Inc.	42,960
			61,221
		Banks: 2.6%
16,364		Bank of America Corp.	873,674
2,150		Bank of New York Co., Inc.	84,646
1,411		BB&T Corp.	61,985
1,143		Capital One Financial Corp.	87,805
450		Comerica, Inc.	26,406
300		Compass Bancshares, Inc.	17,895
1,400		Fifth Third Bancorp.	57,302
200		First Horizon National Corp.	8,356
550		Huntington Bancshares, Inc.	13,063
1,000		Keycorp	38,030
250		M&T Bank Corp.	30,540
700		Marshall & Ilsley Corp.	33,677

Shares			Value
1,200		Mellon Financial Corp.	$50,580
2,190		National City Corp.	80,066
500		Northern Trust Corp.	30,345
800		PNC Financial Services Group, Inc.	59,232
2,617		Regions Financial Corp.	97,876
850		State Street Corp.	57,324
1,000		SunTrust Banks, Inc.	84,450
838		Synovus Financial Corp.	25,836
4,650		US Bancorp.	168,284
5,097		Wachovia Corp.	290,274
8,900		Wells Fargo & Co.	316,484
250		Zions Bancorp.	20,610
			2,614,740
		Beverages: 0.7%
2,750		Anheuser-Busch Cos., Inc.	135,300
300		Brown-Forman Corp.	19,872
5,400		Coca-Cola Co.	260,550
900		Coca-Cola Enterprises, Inc.	18,378
100		Molson Coors Brewing Co.	7,644
650		Pepsi Bottling Group, Inc.	20,092
4,310		PepsiCo, Inc.	269,591
			731,427
		Biotechnology: 0.3%
3,150	@	Amgen, Inc.	215,177
900	@	Biogen Idec, Inc.	44,271
350	@	Celgene Corp.	20,136
250	@	Genzyme Corp.	15,395
300	@	Medimmune, Inc.	9,711
			304,690
		Building Materials: 0.1%
150		American Standard Cos., Inc.	6,878
1,200		Masco Corp.	35,844
			42,722
		Chemicals: 0.6%
300		Air Products & Chemicals, Inc.	21,084
200		Ashland, Inc.	13,836
2,900		Dow Chemical Co.	115,826
500		Ecolab, Inc.	22,600
2,800		EI DuPont de Nemours & Co.	136,388
400	@	Hercules, Inc.	7,724
300		International Flavors & Fragrances, Inc.	14,748
1,620		Monsanto Co.	85,099
500		PPG Industries, Inc.	32,105
950		Praxair, Inc.	56,364
550		Rohm & Haas Co.	28,116
500		Sherwin-Williams Co.	31,790
200		Sigma-Aldrich Corp.	15,544
			581,224
		Coal: 0.0%
720		Peabody Energy Corp.	29,095
			29,095
		Commercial Services: 0.3%
500	@	Apollo Group, Inc.	19,485
400	@	Convergys Corp.	9,512

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES T  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
650		Equifax, Inc.	$26,390
900		H&R Block, Inc.	20,736
1,400		McKesson Corp.	70,980
250	@	Monster Worldwide, Inc.	11,660
1,100		Moody's Corp.	75,966
200		Robert Half International, Inc.	7,424
600		RR Donnelley & Sons Co.	21,324
1,960		Western Union Co.	43,943
			307,420
		Computers: 1.6%
250	@	Affiliated Computer Services, Inc.	12,210
180	@	Cognizant Technology Solutions Corp.	13,889
500	@	Computer Sciences Corp.	26,685
10,380	@	Dell, Inc.	260,434
1,350		Electronic Data Systems Corp.	37,193
6,350	@	EMC Corp.	83,820
12,450		Hewlett-Packard Co.	512,816
5,500		International Business Machines Corp.	534,325
330	@	Lexmark International, Inc.	24,156
450	@	NCR Corp.	19,242
900	@	Network Appliance, Inc.	35,352
500	@	Sandisk Corp.	21,515
8,900	@	Sun Microsystems, Inc.	48,238
900	@	Unisys Corp.	7,056
			1,636,931
		Cosmetics/Personal Care: 0.7%
1,200		Avon Products, Inc.	39,648
1,450		Colgate-Palmolive Co.	94,598
600		Estee Lauder Cos., Inc.	24,492
8,361		Procter & Gamble Co.	537,361
			696,099
		Distribution/Wholesale: 0.0%
250		WW Grainger, Inc.	17,485
			17,485
		Diversified Financial Services: 3.3%
3,200		American Express Co.	194,144
740		Ameriprise Financial, Inc.	40,330
290		Bear Stearns Cos., Inc.	47,206
2,700		Charles Schwab Corp.	52,218
900		CIT Group, Inc.	50,193
17,900		Citigroup, Inc.	997,030
1,518		Countrywide Financial Corp.	64,439
900	@	E*Trade Financial Corp.	20,178
2,500		Fannie Mae	148,475
250		Federated Investors, Inc.	8,445
500		Franklin Resources, Inc.	55,085
1,900		Freddie Mac	129,010
1,150		Goldman Sachs Group, Inc.	229,253
600		Janus Capital Group, Inc.	12,954
12,600		JPMorgan Chase & Co.	608,580
1,480		Lehman Brothers Holdings, Inc.	115,618
2,400		Merrill Lynch & Co., Inc.	223,440
3,900		Morgan Stanley	317,577
1,100		SLM Corp.	53,647

Shares			Value
600		T. Rowe Price Group, Inc.	$26,262
			3,394,084
		Electric: 1.0%
2,850	@	AES Corp.	62,814
600	@	Allegheny Energy, Inc.	27,546
700		Ameren Corp.	37,611
1,250		American Electric Power Co., Inc.	53,225
850		Centerpoint Energy, Inc.	14,093
1,000	@	CMS Energy Corp.	16,700
650		Constellation Energy Group, Inc.	44,766
600		DTE Energy Co.	29,046
1,200	@	Dynegy, Inc.	8,688
1,140		Edison International	51,847
700		Entergy Corp.	64,624
900		Exelon Corp.	55,701
1,200		FirstEnergy Corp.	72,360
600		FPL Group, Inc.	32,652
1,250		PG&E Corp.	59,163
300		Pinnacle West Capital Corp.	15,207
1,300		PPL Corp.	46,592
900		Progress Energy, Inc.	44,172
400		Public Service Enterprise Group, Inc.	26,552
2,600		Southern Co.	95,836
700		TECO Energy, Inc.	12,061
1,580		TXU Corp.	85,652
1,400		Xcel Energy, Inc.	32,284
			989,192
		Electrical Components & Equipment: 0.1%
2,100		Emerson Electric Co.	92,589
300		Molex, Inc.	9,489
			102,078
		Electronics: 0.2%
1,450	@	Agilent Technologies, Inc.	50,533
800		Applera Corp.-Applied Biosystems Group	29,352
400		Jabil Circuit, Inc.	9,820
300		PerkinElmer, Inc.	6,669
2,400	@	Solectron Corp.	7,728
700		Symbol Technologies, Inc.	10,458
1,050	@	Thermo Electron Corp.	47,555
350	@	Waters Corp.	17,140
			179,255
		Entertainment: 0.0%
350		International Game Technology	16,170
			16,170
		Environmental Control: 0.1%
700	@	Allied Waste Industries, Inc.	8,603
1,950	@	Waste Management, Inc.	71,702
			80,305
		Food: 0.4%
1,000		Campbell Soup Co.	38,890
1,850		ConAgra Foods, Inc.	49,950
300	@	Dean Foods Co.	12,684
1,650		General Mills, Inc.	95,040

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES T  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Food (continued)
500		Hershey Co.	$24,900
1,200		HJ Heinz Co.	54,012
750		Kellogg Co.	37,545
1,850		Kroger Co.	42,680
450		McCormick & Co., Inc.	17,352
1,200		Safeway, Inc.	41,472
756		Sara Lee Corp.	12,875
213		Supervalu, Inc.	7,615
300		Whole Foods Market, Inc.	14,079
			449,094
		Forest Products & Paper: 0.1%
1,300		International Paper Co.	44,330
500		MeadWestvaco Corp.	15,030
450		Plum Creek Timber Co., Inc.	17,933
500		Temple-Inland, Inc.	23,015
300		Weyerhaeuser Co.	21,195
			121,503
		Gas: 0.1%
600		KeySpan Corp.	24,708
200		Nicor, Inc.	9,360
900		NiSource, Inc.	21,690
900		Sempra Energy	50,436
			106,194
		Hand/Machine Tools: 0.1%
290		Black & Decker Corp.	23,191
200		Snap-On, Inc.	9,528
300		Stanley Works	15,087
			47,806
		Healthcare-Products: 1.0%
1,700		Baxter International, Inc.	78,863
650		Becton Dickinson & Co.	45,598
3,100	@	Boston Scientific Corp.	53,258
300		CR Bard, Inc.	24,891
7,850		Johnson & Johnson	518,257
3,000		Medtronic, Inc.	160,530
400	@	Patterson Cos., Inc.	14,204
350	@	St. Jude Medical, Inc.	12,796
800		Stryker Corp.	44,088
700	@	Zimmer Holdings, Inc.	54,866
			1,007,351
		Healthcare-Services: 0.7%
1,920		Aetna, Inc.	82,906
765	@	Coventry Health Care, Inc.	38,288
680	@	Humana, Inc.	37,611
500	@	Laboratory Corp. of America Holdings	36,735
200		Manor Care, Inc.	9,384
300		Quest Diagnostics	15,900
6,150		UnitedHealth Group, Inc.	330,440
2,200	@	WellPoint, Inc.	173,118
			724,382
		Home Furnishings: 0.0%
200		Harman International Industries, Inc.	19,982

Shares			Value
200		Whirlpool Corp.	$16,604
			36,586
		Household Products/Wares: 0.1%
300		Avery Dennison Corp.	20,379
200		Clorox Co.	12,830
400		Fortune Brands, Inc.	34,156
1,100		Kimberly-Clark Corp.	74,745
			142,110
		Housewares: 0.0%
800		Newell Rubbermaid, Inc.	23,160
			23,160
		Insurance: 2.0%
1,190	@@	ACE Ltd.	72,078
1,400		Aflac, Inc.	64,400
2,250		Allstate Corp.	146,498
350		AMBAC Financial Group, Inc.	31,175
7,000		American International Group, Inc.	501,620
850		AON Corp.	30,039
1,840		Chubb Corp.	97,354
420		Cigna Corp.	55,259
666		Cincinnati Financial Corp.	30,176
2,000		Genworth Financial, Inc.	68,420
1,100		Hartford Financial Services Group, Inc.	102,641
954		Lincoln National Corp.	63,346
1,650		Loews Corp.	68,426
600		Marsh & McLennan Cos., Inc.	18,396
350		MBIA, Inc.	25,571
2,700		Metlife, Inc.	159,327
350		MGIC Investment Corp.	21,889
950		Principal Financial Group	55,765
2,780		Progressive Corp.	67,332
1,770		Prudential Financial, Inc.	151,972
530		Safeco Corp.	33,152
2,490		St. Paul Travelers Cos., Inc.	133,688
250		Torchmark Corp.	15,940
900		UnumProvident Corp.	18,702
500	@@	XL Capital Ltd.	36,010
			2,069,176
		Internet: 0.3%
800	@	Amazon.com, Inc.	31,568
1,250	@	eBay, Inc.	37,588
200	@	Google, Inc.	92,096
600	@	InterActiveCorp	22,296
2,863	@	Symantec Corp.	59,694
900	@	VeriSign, Inc.	21,645
			264,887
		Iron/Steel: 0.1%
1,500		Nucor Corp.	81,990
550		United States Steel Corp.	40,227
			122,217
		Leisure Time: 0.1%
360		Brunswick Corp.	11,484
1,200		Carnival Corp.	58,860
850		Harley-Davidson, Inc.	59,900

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES T  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Leisure Time (continued)
450		Sabre Holdings Corp.	$14,351
			144,595
		Lodging: 0.1%
400		Hilton Hotels Corp.	13,960
1,080		Marriott International, Inc.	51,538
200		Starwood Hotels & Resorts Worldwide, Inc.	12,500
510	@	Wyndham Worldwide Corp.	16,330
			94,328
		Machinery-Construction & Mining: 0.1%
1,800		Caterpillar, Inc.	110,394
			110,394
		Machinery-Diversified: 0.1%
200		Cummins, Inc.	23,636
600		Deere & Co.	57,042
400		Rockwell Automation, Inc.	24,432
			105,110
		Media: 1.1%
2,825		CBS Corp.-Class B	88,084
1,300		Clear Channel Communications, Inc.	46,202
5,700	@	Comcast Corp.	241,281
2,800	@	DIRECTV Group, Inc.	69,832
300		EW Scripps Co.	14,982
600		Gannett Co., Inc.	36,276
1,530		McGraw-Hill Cos., Inc.	104,071
150		Meredith Corp.	8,453
8,400		News Corp., Inc.	180,432
700	@	Univision Communications, Inc.	24,794
800	@	Viacom, Inc.	32,824
7,750		Walt Disney Co.	265,593
			1,112,824
		Mining: 0.1%
590		Freeport-McMoRan Copper & Gold, Inc.	32,881
490		Phelps Dodge Corp.	58,663
250		Vulcan Materials Co.	22,468
			114,012
		Miscellaneous Manufacturing: 1.8%
2,050		3M Co.	159,757
250		Cooper Industries Ltd.	22,608
600		Danaher Corp.	43,464
450		Dover Corp.	22,059
1,100		Eastman Kodak Co.	28,380
650		Eaton Corp.	48,841
27,650		General Electric Co.	1,028,857
2,850		Honeywell International, Inc.	128,934
1,100		Illinois Tool Works, Inc.	50,809
850	@@	Ingersoll-Rand Co.	33,261
560		ITT Corp.	31,819
500		Leggett & Platt, Inc.	11,950
300		Parker Hannifin Corp.	23,064
300		Textron, Inc.	28,131

Shares			Value
5,400	@@	Tyco International Ltd.	$164,160
			1,826,094
		Office/Business Equipment: 0.1%
600		Pitney Bowes, Inc.	27,714
4,400	@	Xerox Corp.	74,580
			102,294
		Oil & Gas: 3.4%
1,000		Anadarko Petroleum Corp.	43,520
8,727		Chevron Corp.	641,696
3,993		ConocoPhillips	287,296
1,050		Devon Energy Corp.	70,434
600		EOG Resources, Inc.	37,470
23,550		ExxonMobil Corp.	1,804,637
1,450		Marathon Oil Corp.	134,125
900	@,@@	Nabors Industries Ltd.	26,802
300		Noble Corp.	22,845
2,700		Occidental Petroleum Corp.	131,841
400		Sunoco, Inc.	24,944
700	@	Transocean, Inc.	56,623
1,900		Valero Energy Corp.	97,204
900		XTO Energy, Inc.	42,345
			3,421,782
		Oil & Gas Services: 0.4%
800		Baker Hughes, Inc.	59,728
700		BJ Services Co.	20,524
4,100		Halliburton Co.	127,305
400	@	National Oilwell Varco, Inc.	24,472
2,900		Schlumberger Ltd.	183,164
300	@	Weatherford International Ltd.	12,537
			427,730
		Packaging & Containers: 0.1%
400		Ball Corp.	17,440
300		Bemis Co.	10,194
600	@	Pactiv Corp.	21,414
300		Sealed Air Corp.	19,476
			68,524
		Pharmaceuticals: 1.9%
4,000		Abbott Laboratories	194,840
150		Allergan, Inc.	17,961
980		AmerisourceBergen Corp.	44,061
300	@	Barr Pharmaceuticals, Inc.	15,036
2,100		Bristol-Myers Squibb Co.	55,272
1,040		Cardinal Health, Inc.	67,007
1,280		Caremark Rx, Inc.	73,101
1,000		Eli Lilly & Co.	52,100
500	@	Express Scripts, Inc.	35,800
1,100	@	Forest Laboratories, Inc.	55,660
1,250	@	Gilead Sciences, Inc.	81,163
130	@	Hospira, Inc.	4,365
1,190	@	King Pharmaceuticals, Inc.	18,945
791	@	Medco Health Solutions, Inc.	42,271
7,900		Merck & Co., Inc.	344,440
1,000		Mylan Laboratories	19,960
19,570		Pfizer, Inc.	506,863
5,400		Schering-Plough Corp.	127,656
300	@	Watson Pharmaceuticals, Inc.	7,809

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES T  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Pharmaceuticals (continued)
3,600		Wyeth	$183,312
			1,947,622
		Pipelines: 0.1%
1,600		El Paso Corp.	24,448
100		Kinder Morgan, Inc.	10,575
300		Questar Corp.	24,915
1,400		Williams Cos., Inc.	36,568
			96,506
		Real Estate: 0.0%
500	@	CB Richard Ellis Group, Inc.	16,600
505	@	Realogy Corp.	15,312
			31,912
		Real Estate Investment Trusts: 0.1%
250		Apartment Investment & Management Co.	14,005
100		Boston Properties, Inc.	11,188
940		Equity Office Properties Trust	45,280
300		Prologis	18,231
100		Public Storage, Inc.	9,750
200		Simon Property Group, Inc.	20,258
100		Vornado Realty Trust	12,150
			130,862
		Retail: 1.9%
200	@	Autozone, Inc.	23,112
750	@	Bed Bath & Beyond, Inc.	28,575
1,085		Best Buy Co., Inc.	53,371
500	@	Big Lots, Inc.	11,460
650		Circuit City Stores, Inc.	12,337
1,200		Costco Wholesale Corp.	63,444
2,000		CVS Corp.	61,820
650		Darden Restaurants, Inc.	26,111
200		Dillard's, Inc.	6,994
700		Family Dollar Stores, Inc.	20,531
2,522		Federated Department Stores, Inc.	96,164
2,490		Gap, Inc.	48,555
2,250		Home Depot, Inc.	90,360
600		JC Penney Co., Inc.	46,416
1,500	@	Kohl's Corp.	102,645
950		Limited Brands, Inc.	27,493
4,180		Lowe's Cos., Inc.	130,207
3,300		McDonald's Corp.	146,289
1,100		Nordstrom, Inc.	54,274
1,300	@	Office Depot, Inc.	49,621
300		OfficeMax, Inc.	14,895
400		RadioShack Corp.	6,712
220	@	Sears Holding Corp.	36,945
1,965		Staples, Inc.	52,466
2,000	@	Starbucks Corp.	70,840
2,200		Target Corp.	125,510
2,050		TJX Cos., Inc.	58,466
2,740		Walgreen Co.	125,739
6,600		Wal-Mart Stores, Inc.	304,788
400		Wendy's International, Inc.	13,236
650		Yum! Brands, Inc.	38,220
			1,947,596

Shares			Value
		Savings & Loans: 0.1%
2,580		Washington Mutual, Inc.	$117,364
			117,364
		Semiconductors: 0.8%
2,200	@	Advanced Micro Devices, Inc.	44,770
1,600	@	Altera Corp.	31,488
1,250		Analog Devices, Inc.	41,088
4,350		Applied Materials, Inc.	80,258
15,470	@	Intel Corp.	313,268
500		KLA-Tencor Corp.	24,875
850		Linear Technology Corp.	25,772
1,250	@	LSI Logic Corp.	11,250
900		Maxim Integrated Products	27,558
3,200	@	Micron Technology, Inc.	44,672
800		National Semiconductor Corp.	18,160
600	@	Novellus Systems, Inc.	20,652
900	@	Nvidia Corp.	33,309
500	@	QLogic Corp.	10,960
900	@	Teradyne, Inc.	13,464
900		Xilinx, Inc.	21,429
			762,973
		Software: 1.3%
1,580	@	Adobe Systems, Inc.	64,970
900	@	Autodesk, Inc.	36,414
1,450		Automatic Data Processing, Inc.	71,413
1,050	@	BMC Software, Inc.	33,810
1,300		CA, Inc.	29,445
750	@	Citrix Systems, Inc.	20,288
1,290	@	Compuware Corp.	10,746
850	@	Electronic Arts, Inc.	42,806
450		Fidelity National Information Services, Inc.	18,041
1,960		First Data Corp.	50,019
400	@	Fiserv, Inc.	20,968
550		IMS Health, Inc.	15,114
800	@	Intuit, Inc.	24,408
23,100		Microsoft Corp.	689,766
900	@	Novell, Inc.	5,580
10,840	@	Oracle Corp.	185,798
950		Paychex, Inc.	37,563
			1,357,149
		Telecommunications: 2.4%
1,000		Alltel Corp.	60,480
10,297		AT&T, Inc.	368,118
1,850	@	Avaya, Inc.	25,863
5,100		BellSouth Corp.	240,261
600		CenturyTel, Inc.	26,196
27,800	@	Cisco Systems, Inc.	759,774
900		Citizens Communications Co.	12,933
400	@	Comverse Technology, Inc.	8,444
4,000	@	Corning, Inc.	74,840
368		Embarq Corp.	19,342
1,500	@	Juniper Networks, Inc.	28,410
8,820		Motorola, Inc.	181,339
4,350		Qualcomm, Inc.	164,387
4,100	@	Qwest Communications International, Inc.	34,317
8,367		Sprint Nextel Corp.	158,053
1,400	@	Tellabs, Inc.	14,364
7,650		Verizon Communications, Inc.	284,886

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES T  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Telecommunications (continued)
1,210		Windstream Corp.	$17,206
			2,479,213
		Textiles: 0.0%
300		Cintas Corp.	11,913
			11,913
		Toys/Games/Hobbies: 0.0%
600		Hasbro, Inc.	16,350
1,050		Mattel, Inc.	23,793
			40,143
		Transportation: 0.3%
1,000		Burlington Northern Santa Fe Corp.	73,810
1,040		CSX Corp.	35,807
850		FedEx Corp.	92,327
1,100		Norfolk Southern Corp.	55,319
200		Ryder System, Inc.	10,212
700		Union Pacific Corp.	64,414
			331,889
Total Common Stock (Cost $30,796,620)			35,457,680
Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 36.6%
		Federal Home Loan Mortgage Corporation: 17.5%
$18,863,000	^	5.190%, due 01/15/08	17,883,237
			17,883,237
		Federal National Mortgage Association: 19.1%
20,726,000	▲	5.270%, due 02/15/08	19,550,670
		Total U.S. Government Agency Obligations (Cost $38,147,833)	37,433,907
U.S. TREASURY OBLIGATIONS: 2.2%
		U.S. Treasury STRIP: 2.2%
2,385,000	▲	5.080%, due 11/15/07	2,283,864
		Total U.S. Treasury Obligations (Cost $2,286,124)	2,283,864
OTHER BONDS: 26.2%
		Sovereign: 26.2%
28,037,000		Turkey Trust, 5.150%, due 11/15/07	26,814,250
		Total Other Bonds (Cost $27,254,652)	26,814,250
		Total Long-Term Investments (Cost $98,485,229)	101,989,676

Principal Amount		Value
SHORT-TERM INVESTMENTS: 0.5%
	Repurchase Agreement: 0.5%
$440,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $440,255 to be received upon repurchase (Collateralized by $447,000 various U.S. Government Agency Obligations, Discount Note- 4.625%, Market Value $449,740, due 02/02/07-02/08/08)	$440,000
Total Short-Term Investments (Cost $440,000)		440,000

Total Investments in Securities (Cost $98,925,229)*	100.2%	$102,429,676
Other Assets and Liabilities - Net	(0.2)	(155,248)
Net Assets	100.0%	$102,274,428

@  Non-income producing security

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

^  Interest Only (IO) Security

▲  Principal Only (PO) Security

*  Cost for federal income tax purposes is $99,328,132.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,854,770
Gross Unrealized Depreciation	(1,753,226)
Net Unrealized Appreciation	$3,101,544

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES U  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 45.4%
		Advertising: 0.1%
1,050		Omnicom Group	$109,767
			109,767
		Aerospace/Defense: 1.0%
2,850		Boeing Co.	253,194
1,400		General Dynamics Corp.	104,090
500		Goodrich Corp.	22,775
550		L-3 Communications Holdings, Inc.	44,979
1,310		Lockheed Martin Corp.	120,612
1,269		Northrop Grumman Corp.	85,911
2,774		Raytheon Co.	146,467
200		Rockwell Collins, Inc.	12,658
3,600		United Technologies Corp.	225,072
			1,015,758
		Agriculture: 0.8%
7,500		Altria Group, Inc.	643,650
2,340		Archer-Daniels-Midland Co.	74,786
600		Reynolds American, Inc.	39,282
600		UST, Inc.	34,920
			792,638
		Airlines: 0.0%
2,800		Southwest Airlines Co.	42,896
			42,896
		Apparel: 0.2%
2,030	@	Coach, Inc.	87,209
450		Jones Apparel Group, Inc.	15,044
450		Liz Claiborne, Inc.	19,557
780		Nike, Inc.	77,243
300		VF Corp.	24,624
			223,677
		Auto Manufacturers: 0.2%
9,120		Ford Motor Co.	68,491
2,000		General Motors Corp.	61,440
1,200		Paccar, Inc.	77,880
			207,811
		Auto Parts & Equipment: 0.1%
640	@	Goodyear Tire & Rubber Co.	13,434
650		Johnson Controls, Inc.	55,848
			69,282
		Banks: 3.4%
22,101		Bank of America Corp.	1,179,972
2,700		Bank of New York Co., Inc.	106,299
1,744		BB&T Corp.	76,614
1,477		Capital One Financial Corp.	113,463
750		Comerica, Inc.	44,010
450		Compass Bancshares, Inc.	26,843
2,050		Fifth Third Bancorp.	83,907
250		First Horizon National Corp.	10,445
900		Huntington Bancshares, Inc.	21,375
1,400		Keycorp	53,242
300		M&T Bank Corp.	36,648
900		Marshall & Ilsley Corp.	43,299
1,550		Mellon Financial Corp.	65,333
2,920		National City Corp.	106,755
650		Northern Trust Corp.	39,449
1,000		PNC Financial Services Group, Inc.	74,040

Shares			Value
3,536		Regions Financial Corp.	$132,246
1,200		State Street Corp.	80,928
1,350		SunTrust Banks, Inc.	114,008
963		Synovus Financial Corp.	29,689
6,350		US Bancorp.	229,807
6,897		Wachovia Corp.	392,784
12,100		Wells Fargo & Co.	430,276
300		Zions Bancorp.	24,732
			3,516,164
		Beverages: 1.0%
3,750		Anheuser-Busch Cos., Inc.	184,500
400		Brown-Forman Corp.	26,496
7,350		Coca-Cola Co.	354,638
1,350		Coca-Cola Enterprises, Inc.	27,567
200		Molson Coors Brewing Co.	15,288
650		Pepsi Bottling Group, Inc.	20,092
5,940		PepsiCo, Inc.	371,547
			1,000,128
		Biotechnology: 0.4%
4,200	@	Amgen, Inc.	286,902
1,300	@	Biogen Idec, Inc.	63,947
510	@	Celgene Corp.	29,340
350	@	Genzyme Corp.	21,553
300	@	Medimmune, Inc.	9,711
			411,453
		Building Materials: 0.1%
200		American Standard Cos., Inc.	9,170
1,550		Masco Corp.	46,299
			55,469
		Chemicals: 0.7%
300		Air Products & Chemicals, Inc.	21,084
200		Ashland, Inc.	13,836
3,900		Dow Chemical Co.	155,766
700		Ecolab, Inc.	31,640
3,800		EI DuPont de Nemours & Co.	185,098
500	@	Hercules, Inc.	9,655
500		International Flavors & Fragrances, Inc.	24,580
2,240		Monsanto Co.	117,667
710		PPG Industries, Inc.	45,589
1,350		Praxair, Inc.	80,096
700		Rohm & Haas Co.	35,784
750		Sherwin-Williams Co.	47,685
200		Sigma-Aldrich Corp.	15,544
			784,024
		Coal: 0.0%
970		Peabody Energy Corp.	39,198
			39,198
		Commercial Services: 0.4%
900	@	Apollo Group, Inc.	35,073
600	@	Convergys Corp.	14,268
800		Equifax, Inc.	32,480
1,300		H&R Block, Inc.	29,952
1,820		McKesson Corp.	92,274
500	@	Monster Worldwide, Inc.	23,320
1,400		Moody's Corp.	96,684
200		Robert Half International, Inc.	7,424
700		RR Donnelley & Sons Co.	24,878

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES U  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
2,733		Western Union Co.	$61,274
			417,627
		Computers: 2.2%
400	@	Affiliated Computer Services, Inc.	19,536
210	@	Cognizant Technology Solutions Corp.	16,204
650	@	Computer Sciences Corp.	34,691
13,920	@	Dell, Inc.	349,253
1,850		Electronic Data Systems Corp.	50,968
8,300	@	EMC Corp.	109,560
16,700		Hewlett-Packard Co.	687,873
8,700		International Business Machines Corp.	845,205
450	@	Lexmark International, Inc.	32,940
700	@	NCR Corp.	29,932
1,300	@	Network Appliance, Inc.	51,064
600	@	Sandisk Corp.	25,818
12,100	@	Sun Microsystems, Inc.	65,582
1,700	@	Unisys Corp.	13,328
			2,331,954
		Cosmetics/Personal Care: 0.9%
1,600		Avon Products, Inc.	52,864
1,850		Colgate-Palmolive Co.	120,694
800		Estee Lauder Cos., Inc.	32,656
11,395		Procter & Gamble Co.	732,357
			938,571
		Distribution/Wholesale: 0.0%
350		WW Grainger, Inc.	24,479
			24,479
		Diversified Financial Services: 4.4%
4,350		American Express Co.	263,915
950		Ameriprise Financial, Inc.	51,775
400		Bear Stearns Cos., Inc.	65,112
3,900		Charles Schwab Corp.	75,426
20		Chicago Mercantile Exchange Holdings, Inc.	10,195
1,200		CIT Group, Inc.	66,924
24,000		Citigroup, Inc.	1,336,800
2,180		Countrywide Financial Corp.	92,541
1,300	@	E*Trade Financial Corp.	29,146
3,500		Fannie Mae	207,865
200		Federated Investors, Inc.	6,756
650		Franklin Resources, Inc.	71,611
2,500		Freddie Mac	169,750
1,550		Goldman Sachs Group, Inc.	308,993
800		Janus Capital Group, Inc.	17,272
16,800		JPMorgan Chase & Co.	811,440
1,920		Lehman Brothers Holdings, Inc.	149,990
3,150		Merrill Lynch & Co., Inc.	293,265
5,150		Morgan Stanley	419,365
1,450		SLM Corp.	70,717
900		T. Rowe Price Group, Inc.	39,393
			4,558,251
		Electric: 1.3%
3,850	@	AES Corp.	84,854
750	@	Allegheny Energy, Inc.	34,433
900		Ameren Corp.	48,357
1,700		American Electric Power Co., Inc.	72,386

Shares			Value
1,300		Centerpoint Energy, Inc.	$21,554
1,350	@	CMS Energy Corp.	22,545
750		Constellation Energy Group, Inc.	51,653
800		DTE Energy Co.	38,728
1,800	@	Dynegy, Inc.	13,032
1,520		Edison International	69,130
1,000		Entergy Corp.	92,320
1,300		Exelon Corp.	80,457
1,550		FirstEnergy Corp.	93,465
800		FPL Group, Inc.	43,536
1,600		PG&E Corp.	75,728
500		Pinnacle West Capital Corp.	25,345
1,800		PPL Corp.	64,512
1,200		Progress Energy, Inc.	58,896
500		Public Service Enterprise Group, Inc.	33,190
3,500		Southern Co.	129,010
900		TECO Energy, Inc.	15,507
2,200		TXU Corp.	119,262
1,800		Xcel Energy, Inc.	41,508
			1,329,408
		Electrical Components & Equipment: 0.1%
2,800		Emerson Electric Co.	123,452
500		Molex, Inc.	15,815
			139,267
		Electronics: 0.2%
1,300	@	Agilent Technologies, Inc.	45,305
1,000		Applera Corp.-Applied Biosystems Group	36,690
850		Jabil Circuit, Inc.	20,868
450		PerkinElmer, Inc.	10,004
3,300	@	Solectron Corp.	10,626
900		Symbol Technologies, Inc.	13,446
300		Tektronix, Inc.	8,751
1,300	@	Thermo Electron Corp.	58,877
450	@	Waters Corp.	22,037
			226,604
		Entertainment: 0.0%
500		International Game Technology	23,100
			23,100
		Environmental Control: 0.1%
900	@	Allied Waste Industries, Inc.	11,061
2,650	@	Waste Management, Inc.	97,441
			108,502
		Food: 0.6%
1,450		Campbell Soup Co.	56,391
2,500		ConAgra Foods, Inc.	67,500
500	@	Dean Foods Co.	21,140
2,150		General Mills, Inc.	123,840
600		Hershey Co.	29,880
1,400		HJ Heinz Co.	63,014
950		Kellogg Co.	47,557
2,400		Kroger Co.	55,368
750		McCormick & Co., Inc.	28,920
1,400		Safeway, Inc.	48,384
994		Sara Lee Corp.	16,928
606		Supervalu, Inc.	21,665
500		Whole Foods Market, Inc.	23,465
			604,052

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES U  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.1%
1,700		International Paper Co.	$57,970
700		MeadWestvaco Corp.	21,042
550		Plum Creek Timber Co., Inc.	21,918
500		Temple-Inland, Inc.	23,015
300		Weyerhaeuser Co.	21,195
			145,140
		Gas: 0.1%
700		KeySpan Corp.	28,826
200		Nicor, Inc.	9,360
1,200		NiSource, Inc.	28,920
1,250		Sempra Energy	70,050
			137,156
		Hand/Machine Tools: 0.1%
350		Black & Decker Corp.	27,990
400		Snap-On, Inc.	19,056
400		Stanley Works	20,116
			67,162
		Healthcare - Products: 1.3%
200		Bausch & Lomb, Inc.	10,412
2,400		Baxter International, Inc.	111,336
780		Becton Dickinson & Co.	54,717
3,800	@	Boston Scientific Corp.	65,284
450		CR Bard, Inc.	37,337
10,500		Johnson & Johnson	693,210
4,100		Medtronic, Inc.	219,391
500	@	Patterson Cos., Inc.	17,755
450	@	St. Jude Medical, Inc.	16,452
1,100		Stryker Corp.	60,621
900	@	Zimmer Holdings, Inc.	70,542
			1,357,057
		Healthcare - Services: 0.9%
2,720		Aetna, Inc.	117,450
920	@	Coventry Health Care, Inc.	46,046
900	@	Humana, Inc.	49,779
500	@	Laboratory Corp. of America Holdings	36,735
400		Manor Care, Inc.	18,768
500		Quest Diagnostics	26,500
8,180		UnitedHealth Group, Inc.	439,511
3,040	@	WellPoint, Inc.	239,218
			974,007
		Home Builders: 0.0%
200		Lennar Corp.	10,492
			10,492
		Home Furnishings: 0.1%
300		Harman International Industries, Inc.	29,973
300		Whirlpool Corp.	24,906
			54,879
		Household Products/Wares: 0.2%
300		Avery Dennison Corp.	20,379
200		Clorox Co.	12,830
450		Fortune Brands, Inc.	38,426
1,650		Kimberly-Clark Corp.	112,118
			183,753

Shares			Value
		Housewares: 0.0%
800		Newell Rubbermaid, Inc.	$23,160
			23,160
		Insurance: 2.6%
1,550	@@	ACE Ltd.	93,884
1,700		Aflac, Inc.	78,200
3,060		Allstate Corp.	199,237
500		AMBAC Financial Group, Inc.	44,535
9,300		American International Group, Inc.	666,438
950		AON Corp.	33,573
2,540		Chubb Corp.	134,391
510		Cigna Corp.	67,101
742		Cincinnati Financial Corp.	33,620
2,800		Genworth Financial, Inc.	95,788
1,450		Hartford Financial Services Group, Inc.	135,300
888		Lincoln National Corp.	58,963
2,020		Loews Corp.	83,769
800		Marsh & McLennan Cos., Inc.	24,528
550		MBIA, Inc.	40,183
3,640		Metlife, Inc.	214,796
400		MGIC Investment Corp.	25,016
950		Principal Financial Group	55,765
3,780		Progressive Corp.	91,552
2,400		Prudential Financial, Inc.	206,064
640		Safeco Corp.	40,032
3,330		St. Paul Travelers Cos., Inc.	178,788
300		Torchmark Corp.	19,128
1,300		UnumProvident Corp.	27,014
600	@@	XL Capital Ltd.	43,212
			2,690,877
		Internet: 0.3%
1,100	@	Amazon.com, Inc.	43,406
1,500	@	eBay, Inc.	45,105
300	@	Google, Inc.	138,144
800	@	InterActiveCorp	29,728
3,229	@	Symantec Corp.	67,325
1,200	@	VeriSign, Inc.	28,860
			352,568
		Iron/Steel: 0.2%
2,120		Nucor Corp.	115,879
800		United States Steel Corp.	58,512
			174,391
		Leisure Time: 0.2%
400		Brunswick Corp.	12,760
1,650		Carnival Corp.	80,933
1,000		Harley-Davidson, Inc.	70,470
600		Sabre Holdings Corp.	19,134
			183,297
		Lodging: 0.1%
600		Hilton Hotels Corp.	20,940
1,300		Marriott International, Inc.	62,036
350		Starwood Hotels & Resorts Worldwide, Inc.	21,875
740	@	Wyndham Worldwide Corp.	23,695
			128,546

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES U  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Machinery-Construction & Mining: 0.1%
2,400		Caterpillar, Inc.	$147,192
			147,192
		Machinery-Diversified: 0.1%
350		Cummins, Inc.	41,363
800		Deere & Co.	76,056
550		Rockwell Automation, Inc.	33,594
			151,013
		Media: 1.4%
3,875		CBS Corp.-Class B	120,823
1,600		Clear Channel Communications, Inc.	56,864
7,500	@	Comcast Corp.	317,475
3,700	@	DIRECTV Group, Inc.	92,278
400		EW Scripps Co.	19,976
800		Gannett Co., Inc.	48,368
2,110		McGraw-Hill Cos., Inc.	143,522
150		Meredith Corp.	8,453
11,300		News Corp., Inc.	242,724
300		Tribune Co.	9,234
900	@	Univision Communications, Inc.	31,878
1,000	@	Viacom, Inc.	41,030
10,100		Walt Disney Co.	346,127
			1,478,752
		Mining: 0.1%
750		Freeport-McMoRan Copper & Gold, Inc.	41,798
690		Phelps Dodge Corp.	82,607
300		Vulcan Materials Co.	26,961
			151,366
		Miscellaneous Manufacturing: 2.4%
2,750		3M Co.	214,308
400		Cooper Industries Ltd.	36,172
750		Danaher Corp.	54,330
650		Dover Corp.	31,863
1,150		Eastman Kodak Co.	29,670
950		Eaton Corp.	71,383
37,100		General Electric Co.	1,380,491
4,000		Honeywell International, Inc.	180,960
1,500		Illinois Tool Works, Inc.	69,285
1,200	@@	Ingersoll-Rand Co.	46,956
800		ITT Corp.	45,456
700		Leggett & Platt, Inc.	16,730
700		Parker Hannifin Corp.	53,816
500		Textron, Inc.	46,885
7,200	@@	Tyco International Ltd.	218,880
			2,497,185
		Office/Business Equipment: 0.1%
750		Pitney Bowes, Inc.	34,643
5,950	@	Xerox Corp.	100,853
			135,496
		Oil & Gas: 4.4%
1,300		Anadarko Petroleum Corp.	56,576
11,783		Chevron Corp.	866,404
5,154		ConocoPhillips	370,830
1,400		Devon Energy Corp.	93,912
800		EOG Resources, Inc.	49,960

Shares			Value
31,550		ExxonMobil Corp.	$2,417,677
2,000		Marathon Oil Corp.	185,000
900	@,@@	Nabors Industries Ltd.	26,802
400		Noble Corp.	30,460
3,620		Occidental Petroleum Corp.	176,765
500		Sunoco, Inc.	31,180
1,000	@	Transocean, Inc.	80,890
2,600		Valero Energy Corp.	133,016
1,200		XTO Energy, Inc.	56,460
			4,575,932
		Oil & Gas Services: 0.5%
1,000		Baker Hughes, Inc.	74,660
900		BJ Services Co.	26,388
5,750		Halliburton Co.	178,538
500	@	National Oilwell Varco, Inc.	30,590
3,900		Schlumberger Ltd.	246,324
400	@	Weatherford International Ltd.	16,716
			573,216
		Packaging & Containers: 0.1%
500		Ball Corp.	21,800
500		Bemis Co.	16,990
700	@	Pactiv Corp.	24,983
350		Sealed Air Corp.	22,722
			86,495
		Pharmaceuticals: 2.5%
5,500		Abbott Laboratories	267,905
200		Allergan, Inc.	23,948
1,300		AmerisourceBergen Corp.	58,448
500	@	Barr Pharmaceuticals, Inc.	25,060
2,800		Bristol-Myers Squibb Co.	73,696
1,320		Cardinal Health, Inc.	85,048
1,600		Caremark Rx, Inc.	91,376
1,300		Eli Lilly & Co.	67,730
600	@	Express Scripts, Inc.	42,960
1,550	@	Forest Laboratories, Inc.	78,430
1,550	@	Gilead Sciences, Inc.	100,642
260	@	Hospira, Inc.	8,731
1,350	@	King Pharmaceuticals, Inc.	21,492
1,146	@	Medco Health Solutions, Inc.	61,242
10,600		Merck & Co., Inc.	462,160
900		Mylan Laboratories	17,964
26,230		Pfizer, Inc.	679,357
7,250		Schering-Plough Corp.	171,390
500	@	Watson Pharmaceuticals, Inc.	13,015
4,850		Wyeth	246,962
			2,597,556
		Pipelines: 0.1%
2,000		El Paso Corp.	30,560
100		Kinder Morgan, Inc.	10,575
400		Questar Corp.	33,220
1,750		Williams Cos., Inc.	45,710
			120,065
		Real Estate: 0.0%
670	@	CB Richard Ellis Group, Inc.	22,244
802	@	Realogy Corp.	24,317
			46,561

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES U  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts: 0.2%
450		Apartment Investment & Management Co.	$25,209
200		Boston Properties, Inc.	22,376
1,230		Equity Office Properties Trust	59,249
300		Prologis	18,231
200		Public Storage, Inc.	19,500
300		Simon Property Group, Inc.	30,387
200		Vornado Realty Trust	24,300
			199,252
		Retail: 2.5%
300	@	Autozone, Inc.	34,668
850	@	Bed Bath & Beyond, Inc.	32,385
1,500		Best Buy Co., Inc.	73,785
700	@	Big Lots, Inc.	16,044
450		Circuit City Stores, Inc.	8,541
1,550		Costco Wholesale Corp.	81,949
2,800		CVS Corp.	86,548
450		Darden Restaurants, Inc.	18,077
950		Family Dollar Stores, Inc.	27,864
3,308		Federated Department Stores, Inc.	126,134
2,950		Gap, Inc.	57,525
3,000		Home Depot, Inc.	120,480
950		JC Penney Co., Inc.	73,492
2,050	@	Kohl's Corp.	140,282
1,350		Limited Brands, Inc.	39,069
5,440		Lowe's Cos., Inc.	169,456
4,450		McDonald's Corp.	197,269
1,400		Nordstrom, Inc.	69,076
1,750	@	Office Depot, Inc.	66,798
500		OfficeMax, Inc.	24,825
500		RadioShack Corp.	8,390
260	@	Sears Holding Corp.	43,662
2,320		Staples, Inc.	61,944
2,700	@	Starbucks Corp.	95,634
3,100		Target Corp.	176,855
2,750		TJX Cos., Inc.	78,430
3,660		Walgreen Co.	167,957
8,850		Wal-Mart Stores, Inc.	408,693
500		Wendy's International, Inc.	16,545
1,000		Yum! Brands, Inc.	58,800
			2,581,177
		Savings & Loans: 0.2%
3,465		Washington Mutual, Inc.	157,623
			157,623
		Semiconductors: 0.9%
3,000	@	Advanced Micro Devices, Inc.	61,050
2,150	@	Altera Corp.	42,312
1,150		Analog Devices, Inc.	37,801
4,850		Applied Materials, Inc.	89,483
20,670	@	Intel Corp.	418,568
700		KLA-Tencor Corp.	34,825
1,050		Linear Technology Corp.	31,836
2,400	@	LSI Logic Corp.	21,600
1,150		Maxim Integrated Products	35,213
3,950	@	Micron Technology, Inc.	55,142
950		National Semiconductor Corp.	21,565
600	@	Novellus Systems, Inc.	20,652
1,300	@	Nvidia Corp.	48,113
800	@	QLogic Corp.	17,536
1,000	@	Teradyne, Inc.	14,960
1,200		Xilinx, Inc.	28,572
			979,228

Shares			Value
		Software: 1.7%
2,080	@	Adobe Systems, Inc.	$85,530
700	@	Autodesk, Inc.	28,322
1,950		Automatic Data Processing, Inc.	96,038
1,150	@	BMC Software, Inc.	37,030
1,750		CA, Inc.	39,638
600	@	Citrix Systems, Inc.	16,230
2,000	@	Compuware Corp.	16,660
1,100	@	Electronic Arts, Inc.	55,396
600		Fidelity National Information Services, Inc.	24,054
2,733		First Data Corp.	69,746
800	@	Fiserv, Inc.	41,936
700		IMS Health, Inc.	19,236
1,200	@	Intuit, Inc.	36,612
31,050		Microsoft Corp.	927,153
1,050	@	Novell, Inc.	6,510
14,500	@	Oracle Corp.	248,530
1,300		Paychex, Inc.	51,402
			1,800,023
		Telecommunications: 3.2%
1,400		Alltel Corp.	84,672
13,919		AT&T, Inc.	497,604
2,800	@	Avaya, Inc.	39,144
6,500		BellSouth Corp.	306,215
700		CenturyTel, Inc.	30,562
37,250	@	Cisco Systems, Inc.	1,018,015
1,300		Citizens Communications Co.	18,681
750	@	Comverse Technology, Inc.	15,833
5,600	@	Corning, Inc.	104,776
599		Embarq Corp.	31,483
1,800	@	Juniper Networks, Inc.	34,092
11,880		Motorola, Inc.	244,253
5,950		Qualcomm, Inc.	224,851
5,000	@	Qwest Communications International, Inc.	41,850
10,698		Sprint Nextel Corp.	202,085
1,900	@	Tellabs, Inc.	19,494
10,450		Verizon Communications, Inc.	389,158
1,513		Windstream Corp.	21,515
			3,324,283
		Textiles: 0.0%
450		Cintas Corp.	17,870
			17,870
		Toys/Games/Hobbies: 0.1%
700		Hasbro, Inc.	19,075
1,850		Mattel, Inc.	41,921
			60,996
		Transportation: 0.4%
1,300		Burlington Northern Santa Fe Corp.	95,953
1,540		CSX Corp.	53,022
1,100		FedEx Corp.	119,482
1,500		Norfolk Southern Corp.	75,435
200		Ryder System, Inc.	10,212
850		Union Pacific Corp.	78,217
			432,321
Total Common Stock (Cost $41,537,863)			47,566,167

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES U  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 9.5%
		Diversified Financial Services: 9.5%
$10,000,000		General Electric Capital Corp., 4.250%, due 01/15/08	$9,911,490
Total Corporate Bonds/Notes (Cost $10,090,729)			9,911,490
U.S. GOVERNMENT AGENCY OBLIGATIONS: 33.8%
		Federal National Mortgage Association: 33.8%
38,000,000	▲	5.250%, due 05/15/08	35,414,784
Total U.S. Government Agency Obligations (Cost $36,500,212)			35,414,784
U.S. TREASURY OBLIGATIONS: 0.9%
		U.S. Treasury STRIP: 0.9%
979,000	▲	4.970%, due 02/15/08	926,422
Total U.S. Treasury Obligations (Cost $927,142)			926,422
OTHER BONDS: 9.4%
		Sovereign: 9.4%
10,429,000	@@	Israel Government AID Bond, 5.100%, due 03/15/08	9,816,932
Total Other Bonds (Cost $10,094,663)			9,816,932
Total Long-Term Investments (Cost $99,150,609)			103,635,795

Principal Amount		Value
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreement: 0.9%
$941,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $941,546 to be received upon repurchase (Collateralized by $950,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued interest $961,271, due 02/08/08)	$941,000
Total Short-Term Investments (Cost $941,000)		941,000

Total Investments in Securities (Cost $100,091,609)*	99.9%	$104,576,795
Other Assets and Liabilities - Net	0.1	133,254
Net Assets	100.0%	$104,710,049

@  Non-income producing security

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

▲  Principal Only (PO) Securities

*  Cost for federal income tax purposes is $100,546,020.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,309,888
Gross Unrealized Depreciation	(2,279,113)
Net Unrealized Appreciation	$4,030,775

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES V  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 13.8%
		Advertising: 0.0%
450		Omnicom Group	$47,043
			47,043
		Aerospace/Defense: 0.3%
1,200		Boeing Co.	106,608
650		General Dynamics Corp.	48,328
200		Goodrich Corp.	9,110
300		L-3 Communications Holdings, Inc.	24,534
520		Lockheed Martin Corp.	47,876
584		Northrop Grumman Corp.	39,537
1,183		Raytheon Co.	62,462
150		Rockwell Collins, Inc.	9,494
1,600		United Technologies Corp.	100,032
			447,981
		Agriculture: 0.2%
3,250		Altria Group, Inc.	278,915
1,010		Archer-Daniels-Midland Co.	32,280
300		Reynolds American, Inc.	19,641
300		UST, Inc.	17,460
			348,296
		Airlines: 0.0%
1,250		Southwest Airlines Co.	19,150
			19,150
		Apparel: 0.1%
1,090	@	Coach, Inc.	46,826
250		Jones Apparel Group, Inc.	8,358
150		Liz Claiborne, Inc.	6,519
340		Nike, Inc.	33,670
130		VF Corp.	10,670
			106,043
		Auto Manufacturers: 0.1%
4,000		Ford Motor Co.	30,040
850		General Motors Corp.	26,112
550		Paccar, Inc.	35,695
			91,847
		Auto Parts & Equipment: 0.0%
470	@	Goodyear Tire & Rubber Co.	9,865
350		Johnson Controls, Inc.	30,072
			39,937
		Banks: 1.0%
9,603		Bank of America Corp.	512,704
1,300		Bank of New York Co., Inc.	51,181
822		BB&T Corp.	36,110
708		Capital One Financial Corp.	54,389
350		Comerica, Inc.	20,538
250		Compass Bancshares, Inc.	14,913
900		Fifth Third Bancorp.	36,837
200		First Horizon National Corp.	8,356
400		Huntington Bancshares, Inc.	9,500
600		Keycorp	22,818
100		M&T Bank Corp.	12,216
350		Marshall & Ilsley Corp.	16,839
600		Mellon Financial Corp.	25,290
1,320		National City Corp.	48,259
300		Northern Trust Corp.	18,207

Shares			Value
450		PNC Financial Services Group, Inc.	$33,318
1,468		Regions Financial Corp.	54,903
550		State Street Corp.	37,092
600		SunTrust Banks, Inc.	50,670
485		Synovus Financial Corp.	14,953
2,750		US Bancorp.	99,523
2,988		Wachovia Corp.	170,167
5,300		Wells Fargo & Co.	188,468
150		Zions Bancorp.	12,366
			1,549,617
		Beverages: 0.3%
1,600		Anheuser-Busch Cos., Inc.	78,720
160		Brown-Forman Corp.	10,598
3,150		Coca-Cola Co.	151,988
500		Coca-Cola Enterprises, Inc.	10,210
100		Molson Coors Brewing Co.	7,644
350		Pepsi Bottling Group, Inc.	10,819
2,630		PepsiCo, Inc.	164,507
			434,486
		Biotechnology: 0.1%
1,800	@	Amgen, Inc.	122,958
500	@	Biogen Idec, Inc.	24,595
250	@	Celgene Corp.	14,383
150	@	Genzyme Corp.	9,237
			171,173
		Building Materials: 0.0%
250		American Standard Cos., Inc.	11,463
600		Masco Corp.	17,922
			29,385
		Chemicals: 0.2%
150		Air Products & Chemicals, Inc.	10,542
100		Ashland, Inc.	6,918
1,700		Dow Chemical Co.	67,898
100		Eastman Chemical Co.	5,931
300		Ecolab, Inc.	13,560
1,700		EI DuPont de Nemours & Co.	82,807
100		International Flavors & Fragrances, Inc.	4,916
1,030		Monsanto Co.	54,106
300		PPG Industries, Inc.	19,263
550		Praxair, Inc.	32,632
300		Rohm & Haas Co.	15,336
300		Sherwin-Williams Co.	19,074
100		Sigma-Aldrich Corp.	7,772
			340,755
		Coal: 0.0%
420		Peabody Energy Corp.	16,972
			16,972
		Commercial Services: 0.1%
350	@	Apollo Group, Inc.	13,640
300	@	Convergys Corp.	7,134
200		Equifax, Inc.	8,120
500		H&R Block, Inc.	11,520
820		McKesson Corp.	41,574
200	@	Monster Worldwide, Inc.	9,328
600		Moody's Corp.	41,436
350		Robert Half International, Inc.	12,992

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES V  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
300		RR Donnelley & Sons Co.	$10,662
1,172		Western Union Co.	26,276
			182,682
		Computers: 0.6%
200	@	Affiliated Computer Services, Inc.	9,768
120	@	Cognizant Technology Solutions Corp.	9,259
350	@	Computer Sciences Corp.	18,680
4,730	@	Dell, Inc.	118,676
850		Electronic Data Systems Corp.	23,418
3,750	@	EMC Corp.	49,500
7,300		Hewlett-Packard Co.	300,687
3,250		International Business Machines Corp.	315,738
300	@	Lexmark International, Inc.	21,960
400	@	NCR Corp.	17,104
500	@	Network Appliance, Inc.	19,640
300	@	Sandisk Corp.	12,909
5,200	@	Sun Microsystems, Inc.	28,184
550	@	Unisys Corp.	4,312
			949,835
		Cosmetics/Personal Care: 0.3%
700		Avon Products, Inc.	23,128
800		Colgate-Palmolive Co.	52,192
300		Estee Lauder Cos., Inc.	12,246
4,977		Procter & Gamble Co.	319,872
			407,438
		Distribution/Wholesale: 0.0%
150		WW Grainger, Inc.	10,491
			10,491
		Diversified Financial Services: 1.3%
1,950		American Express Co.	118,307
390		Ameriprise Financial, Inc.	21,255
200		Bear Stearns Cos., Inc.	32,556
1,550		Charles Schwab Corp.	29,977
60		Chicago Mercantile Exchange Holdings, Inc.	30,585
350		CIT Group, Inc.	19,520
10,450		Citigroup, Inc.	582,065
898		Countrywide Financial Corp.	38,120
700	@	E*Trade Financial Corp.	15,694
1,550		Fannie Mae	92,055
150		Federated Investors, Inc.	5,067
250		Franklin Resources, Inc.	27,543
1,100		Freddie Mac	74,690
650		Goldman Sachs Group, Inc.	129,578
400		Janus Capital Group, Inc.	8,636
7,350		JPMorgan Chase & Co.	355,005
810		Lehman Brothers Holdings, Inc.	63,277
1,350		Merrill Lynch & Co., Inc.	125,685
2,250		Morgan Stanley	183,218
600		SLM Corp.	29,262
400		T. Rowe Price Group, Inc.	17,508
			1,999,603
		Electric: 0.4%
1,680	@	AES Corp.	37,027
350	@	Allegheny Energy, Inc.	16,069
450		Ameren Corp.	24,179

Shares			Value
850		American Electric Power Co., Inc.	$36,193
450		Centerpoint Energy, Inc.	7,461
590	@	CMS Energy Corp.	9,853
350		Constellation Energy Group, Inc.	24,105
350		DTE Energy Co.	16,944
700	@	Dynegy, Inc.	5,068
650		Edison International	29,562
450		Entergy Corp.	41,544
550		Exelon Corp.	34,040
710		FirstEnergy Corp.	42,813
300		FPL Group, Inc.	16,326
700		PG&E Corp.	33,131
200		Pinnacle West Capital Corp.	10,138
800		PPL Corp.	28,672
500		Progress Energy, Inc.	24,540
200		Public Service Enterprise Group, Inc.	13,276
1,500		Southern Co.	55,290
400		TECO Energy, Inc.	6,892
900		TXU Corp.	48,789
800		Xcel Energy, Inc.	18,448
			580,360
		Electrical Components & Equipment: 0.0%
1,200		Emerson Electric Co.	52,908
200		Molex, Inc.	6,326
			59,234
		Electronics: 0.1%
650	@	Agilent Technologies, Inc.	22,653
350		Applera Corp.-Applied Biosystems Group	12,842
400		Jabil Circuit, Inc.	9,820
350		PerkinElmer, Inc.	7,781
1,400	@	Solectron Corp.	4,508
400		Symbol Technologies, Inc.	5,976
650	@	Thermo Electron Corp.	29,439
150	@	Waters Corp.	7,346
			100,365
		Entertainment: 0.0%
250		International Game Technology	11,550
			11,550
		Environmental Control: 0.0%
400	@	Allied Waste Industries, Inc.	4,916
1,100	@	Waste Management, Inc.	40,447
			45,363
		Food: 0.2%
350		Campbell Soup Co.	13,612
1,050		ConAgra Foods, Inc.	28,350
200	@	Dean Foods Co.	8,456
950		General Mills, Inc.	54,720
300		Hershey Co.	14,940
500		HJ Heinz Co.	22,505
350		Kellogg Co.	17,521
1,100		Kroger Co.	25,377
350		McCormick & Co., Inc.	13,496
650		Safeway, Inc.	22,464
469		Sara Lee Corp.	7,987
95		Supervalu, Inc.	3,396
200		Whole Foods Market, Inc.	9,386
			242,210

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES V  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Forest Products & Paper: 0.0%
700		International Paper Co.	$23,870
300		MeadWestvaco Corp.	9,018
150		Plum Creek Timber Co., Inc.	5,978
200		Temple-Inland, Inc.	9,206
200		Weyerhaeuser Co.	14,130
			62,202
		Gas: 0.1%
350		KeySpan Corp.	14,413
100		Nicor, Inc.	4,680
500		NiSource, Inc.	12,050
100		Peoples Energy Corp.	4,457
560		Sempra Energy	31,382
			66,982
		Hand/Machine Tools: 0.0%
120		Black & Decker Corp.	9,596
100		Snap-On, Inc.	4,764
150		Stanley Works	7,544
			21,904
		Healthcare-Products: 0.4%
100		Bausch & Lomb, Inc.	5,206
1,050		Baxter International, Inc.	48,710
390		Becton Dickinson & Co.	27,359
1,800	@	Boston Scientific Corp.	30,924
150		CR Bard, Inc.	12,446
4,550		Johnson & Johnson	300,391
1,750		Medtronic, Inc.	93,643
200	@	Patterson Cos., Inc.	7,102
200	@	St. Jude Medical, Inc.	7,312
500		Stryker Corp.	27,555
400	@	Zimmer Holdings, Inc.	31,352
			592,000
		Healthcare-Services: 0.3%
1,120		Aetna, Inc.	48,362
415	@	Coventry Health Care, Inc.	20,771
400	@	Humana, Inc.	22,124
250	@	Laboratory Corp. of America Holdings	18,368
100		Manor Care, Inc.	4,692
300		Quest Diagnostics	15,900
3,560		UnitedHealth Group, Inc.	191,279
1,310	@	WellPoint, Inc.	103,084
			424,580
		Home Builders: 0.0%
100		Lennar Corp.	5,246
			5,246
		Home Furnishings: 0.0%
100		Harman International Industries, Inc.	9,991
100		Whirlpool Corp.	8,302
			18,293
		Household Products/Wares: 0.1%
100		Avery Dennison Corp.	6,793
100		Clorox Co.	6,415
250		Fortune Brands, Inc.	21,348
700		Kimberly-Clark Corp.	47,565
			82,121

Shares			Value
		Housewares: 0.0%
450		Newell Rubbermaid, Inc.	$13,028
			13,028
		Insurance: 0.8%
690	@@	ACE Ltd.	41,793
900		Aflac, Inc.	41,400
1,320		Allstate Corp.	85,945
200		AMBAC Financial Group, Inc.	17,814
4,100		American International Group, Inc.	293,806
600		AON Corp.	21,204
1,020		Chubb Corp.	53,968
200		Cigna Corp.	26,314
343		Cincinnati Financial Corp.	15,541
1,200		Genworth Financial, Inc.	41,052
650		Hartford Financial Services Group, Inc.	60,652
435		Lincoln National Corp.	28,884
990		Loews Corp.	41,055
300		Marsh & McLennan Cos., Inc.	9,198
200		MBIA, Inc.	14,612
1,600		Metlife, Inc.	94,416
230		MGIC Investment Corp.	14,384
400		Principal Financial Group	23,480
1,610		Progressive Corp.	38,994
1,040		Prudential Financial, Inc.	89,294
300		Safeco Corp.	18,765
1,450		St. Paul Travelers Cos., Inc.	77,851
250		Torchmark Corp.	15,940
500		UnumProvident Corp.	10,390
250	@@	XL Capital Ltd.	18,005
			1,194,757
		Internet: 0.1%
600	@	Amazon.com, Inc.	23,676
700	@	eBay, Inc.	21,049
150	@	Google, Inc.	69,072
300	@	InterActiveCorp	11,148
1,646	@	Symantec Corp.	34,319
400	@	VeriSign, Inc.	9,620
			168,884
		Iron/Steel: 0.1%
870		Nucor Corp.	47,554
370		United States Steel Corp.	27,062
			74,616
		Leisure Time: 0.1%
100		Brunswick Corp.	3,190
700		Carnival Corp.	34,335
450		Harley-Davidson, Inc.	31,712
250		Sabre Holdings Corp.	7,973
			77,210
		Lodging: 0.0%
200		Hilton Hotels Corp.	6,980
660		Marriott International, Inc.	31,495
150		Starwood Hotels & Resorts Worldwide, Inc.	9,375
320	@	Wyndham Worldwide Corp.	10,246
			58,096

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES V  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
	Machinery-Construction & Mining: 0.0%
1,000		Caterpillar, Inc.	$61,330
			61,330
		Machinery-Diversified: 0.1%
100		Cummins, Inc.	11,818
350		Deere & Co.	33,275
300		Rockwell Automation, Inc.	18,324
			63,417
		Media: 0.4%
1,700		CBS Corp.-Class B	53,006
750		Clear Channel Communications, Inc.	26,655
3,300	@	Comcast Corp.	139,689
1,600	@	DIRECTV Group, Inc.	39,904
100		EW Scripps Co.	4,994
350		Gannett Co., Inc.	21,161
720		McGraw-Hill Cos., Inc.	48,974
100		Meredith Corp.	5,635
4,950		News Corp., Inc.	106,326
350	@	Univision Communications, Inc.	12,397
400	@	Viacom, Inc.	16,412
4,350		Walt Disney Co.	149,075
			624,228
		Mining: 0.0%
330		Freeport-McMoRan Copper & Gold, Inc.	18,391
270		Phelps Dodge Corp.	32,324
50		Vulcan Materials Co.	4,494
			55,209
		Miscellaneous Manufacturing: 0.7%
1,200		3M Co.	93,516
150		Cooper Industries Ltd.	13,565
350		Danaher Corp.	25,354
300		Dover Corp.	14,706
600		Eastman Kodak Co.	15,480
400		Eaton Corp.	30,056
16,050		General Electric Co.	597,221
1,700		Honeywell International, Inc.	76,908
700		Illinois Tool Works, Inc.	32,333
500	@@	Ingersoll-Rand Co.	19,565
300		ITT Corp.	17,046
300		Leggett & Platt, Inc.	7,170
300		Parker Hannifin Corp.	23,064
200		Textron, Inc.	18,754
3,150	@@	Tyco International Ltd.	95,760
			1,080,498
		Office/Business Equipment: 0.0%
400		Pitney Bowes, Inc.	18,476
2,550	@	Xerox Corp.	43,223
			61,699
		Oil & Gas: 1.3%
600		Anadarko Petroleum Corp.	26,112
5,081		Chevron Corp.	373,606
2,341		ConocoPhillips	168,435
600		Devon Energy Corp.	40,248
400		EOG Resources, Inc.	24,980
13,800		ExxonMobil Corp.	1,057,494
850		Marathon Oil Corp.	78,625

Shares			Value
400	@,@@	Nabors Industries Ltd.	$11,912
200		Noble Corp.	15,230
1,600		Occidental Petroleum Corp.	78,128
300		Sunoco, Inc.	18,708
400	@	Transocean, Inc.	32,356
1,100		Valero Energy Corp.	56,276
500		XTO Energy, Inc.	23,525
			2,005,635
		Oil & Gas Services: 0.2%
450		Baker Hughes, Inc.	33,597
400		BJ Services Co.	11,728
2,000		Halliburton Co.	62,100
250	@	National Oilwell Varco, Inc.	15,295
1,600		Schlumberger Ltd.	101,056
200	@	Weatherford International Ltd.	8,358
			232,134
		Packaging & Containers: 0.0%
150		Ball Corp.	6,540
200		Bemis Co.	6,796
250	@	Pactiv Corp.	8,923
150		Sealed Air Corp.	9,738
			31,997
		Pharmaceuticals: 0.8%
2,400		Abbott Laboratories	116,904
100		Allergan, Inc.	11,974
500		AmerisourceBergen Corp.	22,480
200	@	Barr Pharmaceuticals, Inc.	10,024
1,200		Bristol-Myers Squibb Co.	31,584
600		Cardinal Health, Inc.	38,658
670		Caremark Rx, Inc.	38,264
600		Eli Lilly & Co.	31,260
300	@	Express Scripts, Inc.	21,480
700	@	Forest Laboratories, Inc.	35,420
700	@	Gilead Sciences, Inc.	45,451
60	@	Hospira, Inc.	2,015
650	@	King Pharmaceuticals, Inc.	10,348
508	@	Medco Health Solutions, Inc.	27,148
4,650		Merck & Co., Inc.	202,740
400		Mylan Laboratories	7,984
11,400		Pfizer, Inc.	295,260
3,150		Schering-Plough Corp.	74,466
150	@	Watson Pharmaceuticals, Inc.	3,905
2,150		Wyeth	109,478
			1,136,843
		Pipelines: 0.1%
950		El Paso Corp.	14,516
100		Kinder Morgan, Inc.	10,575
200		Questar Corp.	16,610
800		Williams Cos., Inc.	20,896
			62,597
		Real Estate: 0.0%
290	@	CB Richard Ellis Group, Inc.	9,628
301	@	Realogy Corp.	9,126
			18,754
		Real Estate Investment Trusts: 0.1%
200		Apartment Investment & Management Co.	11,204
100		Boston Properties, Inc.	11,188
510		Equity Office Properties Trust	24,567

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES V  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts (continued)
150		Prologis	$9,116
100		Public Storage, Inc.	9,750
100		Simon Property Group, Inc.	10,129
100		Vornado Realty Trust	12,150
			88,104
		Retail: 0.8%
100	@	Autozone, Inc.	11,556
450	@	Bed Bath & Beyond, Inc.	17,145
610		Best Buy Co., Inc.	30,006
400		Circuit City Stores, Inc.	7,592
700		Costco Wholesale Corp.	37,009
1,200		CVS Corp.	37,092
250		Darden Restaurants, Inc.	10,043
400		Family Dollar Stores, Inc.	11,732
1,448		Federated Department Stores, Inc.	55,212
1,400		Gap, Inc.	27,300
1,320		Home Depot, Inc.	53,011
350		JC Penney Co., Inc.	27,076
900	@	Kohl's Corp.	61,587
550		Limited Brands, Inc.	15,917
2,400		Lowe's Cos., Inc.	74,760
1,950		McDonald's Corp.	86,444
600		Nordstrom, Inc.	29,604
800	@	Office Depot, Inc.	30,536
150		OfficeMax, Inc.	7,448
300		RadioShack Corp.	5,034
130	@	Sears Holding Corp.	21,831
1,100		Staples, Inc.	29,370
1,150	@	Starbucks Corp.	40,733
1,400		Target Corp.	79,870
950		TJX Cos., Inc.	27,094
1,590		Walgreen Co.	72,965
3,850		Wal-Mart Stores, Inc.	177,793
100		Wendy's International, Inc.	3,309
400		Yum! Brands, Inc.	23,520
			1,112,589
		Savings & Loans: 0.1%
1,502		Washington Mutual, Inc.	68,326
			68,326
		Semiconductors: 0.3%
1,250	@	Advanced Micro Devices, Inc.	25,438
950	@	Altera Corp.	18,696
650		Analog Devices, Inc.	21,366
2,150		Applied Materials, Inc.	39,668
9,040	@	Intel Corp.	183,060
300		KLA-Tencor Corp.	14,925
450		Linear Technology Corp.	13,644
650	@	LSI Logic Corp.	5,850
500		Maxim Integrated Products	15,310
1,850	@	Micron Technology, Inc.	25,826
450		National Semiconductor Corp.	10,215
250	@	Novellus Systems, Inc.	8,605
500	@	Nvidia Corp.	18,505
400	@	QLogic Corp.	8,768
50	@	Teradyne, Inc.	748
500		Xilinx, Inc.	11,905
			422,529

Shares			Value
		Software: 0.5%
820	@	Adobe Systems, Inc.	$33,718
470	@	Autodesk, Inc.	19,016
850		Automatic Data Processing, Inc.	41,863
500	@	BMC Software, Inc.	16,100
750		CA, Inc.	16,988
400	@	Citrix Systems, Inc.	10,820
850	@	Compuware Corp.	7,081
450	@	Electronic Arts, Inc.	22,662
250		Fidelity National Information Services, Inc.	10,023
1,172		First Data Corp.	29,909
400	@	Fiserv, Inc.	20,968
350		IMS Health, Inc.	9,618
700	@	Intuit, Inc.	21,357
13,550		Microsoft Corp.	404,603
500	@	Novell, Inc.	3,100
6,300	@	Oracle Corp.	107,982
600		Paychex, Inc.	23,724
			799,532
		Telecommunications: 1.0%
600		Alltel Corp.	36,288
6,002		AT&T, Inc.	214,572
1,200	@	Avaya, Inc.	16,776
2,950		BellSouth Corp.	138,975
300		CenturyTel, Inc.	13,098
16,150	@	Cisco Systems, Inc.	441,380
500		Citizens Communications Co.	7,185
350	@	Comverse Technology, Inc.	7,389
2,300	@	Corning, Inc.	43,033
228		Embarq Corp.	11,984
850	@	Juniper Networks, Inc.	16,099
5,120		Motorola, Inc.	105,267
2,600		Qualcomm, Inc.	98,254
2,400	@	Qwest Communications International, Inc.	20,088
4,866		Sprint Nextel Corp.	91,919
700	@	Tellabs, Inc.	7,182
4,500		Verizon Communications, Inc.	167,580
710		Windstream Corp.	10,096
			1,447,165
		Textiles: 0.0%
300		Cintas Corp.	11,913
			11,913
		Toys/Games/Hobbies: 0.0%
350		Hasbro, Inc.	9,538
800		Mattel, Inc.	18,128
			27,666
		Transportation: 0.1%
600		Burlington Northern Santa Fe Corp.	44,286
800		CSX Corp.	27,544
450		FedEx Corp.	48,879
650		Norfolk Southern Corp.	32,689
100		Ryder System, Inc.	5,106
400		Union Pacific Corp.	36,808
			195,312
Total Common Stock (Cost $18,159,672)			20,699,212

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GET FUND — SERIES V  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 83.3%
		Federal Home Loan Mortgage Corporation: 18.9%
$25,500,000	▲	5.140%, due 10/15/08	$23,313,503
5,375,000	^	5.160%, due 07/15/08	4,974,487
			28,287,990
		Federal National Mortgage Association: 39.9%
64,000,000	▲	5.250%, due 05/15/08	59,645,922
			59,645,922
		Other U.S. Agency Obligations: 24.5%
5,763,000	^	FICO STRIP, 5.170%, due 10/06/08	5,274,453
14,205,000	^	FICO STRIP, 5.180%, due 06/27/08	13,173,504
15,000,000	^	Resolution Funding Corp. STRIP, 4.900%, due 07/15/08	13,933,560
4,604,000	^	Tennessee Valley Authority, 5.210%, due 07/15/08	4,257,397
			36,638,914
Total U.S. Government Agency Obligations (Cost $129,850,498)			124,572,826
U.S. TREASURY OBLIGATIONS: 2.3%
		U.S. Treasury STRIP: 2.3%
3,656,000	▲	4.980%, due 05/15/08	3,420,572
Total U.S. Treasury Obligations (Cost $3,420,678)			3,420,572
Total Long-Term Investments (Cost $151,430,848)			148,692,610

Principal Amount		Value
SHORT-TERM INVESTMENTS: 0.8%
	Repurchase Agreement: 0.8%
$1,213,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $1,213,704 to be received upon repurchase (Collateralized by $1,225,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued interest $1,239,534, due 02/08/08)	$1,213,000
Total Short-Term Investments (Cost $1,213,000)		1,213,000

Total Investments in Securities (Cost $152,643,848)*	100.2%	$149,905,610
Other Assets and Liabilities - Net	(0.2)	(290,689)
Net Assets	100.0%	$149,614,921

@  Non-income producing security

@@  Foreign Issuer

^  Interest Only (IO) Securities

▲  Principal Only (PO) Securities

STRIP  Separate Trading of Registered Interest and Principal of Securities

*  Cost for federal income tax purposes is $152,861,263.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,686,083
Gross Unrealized Depreciation	(5,641,736)
Net Unrealized Depreciation	$(2,955,653)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2006 were as follows:

Fund Name	Type	Per Share Amount
ING GET Fund — Series Q	NII	$0.4072
	LTCG	$0.0133
ING GET Fund — Series R	NII	$0.3631
	STCG	$0.0085
	LTCG	$0.2475
ING GET Fund — Series S	NII	$0.3102
	STCG	$0.0285
	LTCG	$0.0875

Fund Name	Type	Per Share Amount
ING GET Fund — Series T	NII	$0.3089
	STCG	$0.0325
	LTCG	$0.1816
ING GET Fund — Series U	NII	$0.2610
	STCG	$0.0393
	LTCG	$0.1115
ING GET Fund — Series V	NII	$0.2330

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING GET Fund — Series Q	10.25%
ING GET Fund — Series R	16.62%
ING GET Fund — Series S	20.36%
ING GET Fund — Series T	18.65%
ING GET Fund — Series U	25.96%
ING GET Fund — Series V	15.24%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Series are managed under the direction of the Board. A trustee who is not an interested person of the Series, as defined in the 1940 Act, is an independent trustee ("Non-Interested Trustee"). The Trustee of the Series are listed below. The Statement of Additional Information includes additional information about trustee of the Fund and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Non-Interested Directors/Trustees:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	36	President, Academy of Economics and Finance (February 2006 - Present).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	April 1994 - Present	Retired. Formerly, Associate Commissioner/Attorney, New York City Department of Mental Health (June 1973 - October 2002).	36	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Trustee	April 1994 - Present	Self-Employed Consultant (June 2000 - Present).	36	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	June 1991 - Present	Retired. Formerly, President, Thompson Enterprises (September 2004 - September 2005); and Dean, Barney School of Business, University of Hartford (August 1996 - June 2004).	36	Member, Board of Directors, Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series II (April 2005 - Present).

Edward T. O'Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Trustee	June 2002 - Present	Retired. Formerly, Partner of Goodwin Procter LLP (June 1966 - September 2000).	36	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	36	None

(1)  Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	April 2002 - Present	Executive Vice President, ING Investments, LLC (December 2001 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present), and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O'Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer Executive Vice President	November 2004 - Present March 2006 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present March 2002 - Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 - March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 - Present	Senior Vice President, ING Funds Services, LLC (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	June 2006 - Present	Senior Vice President of Operations, ING Funds Services, LLC (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (September 2001 - May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

The 1940 Act, provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING GET Fund, ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (collectively, the "Funds") has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2007, followed by specific considerations with respect to each Fund covered in this Annual Report.

Overview of the Review Process

At a meeting of the Board held on December 13, 2006, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) data comparing the performance of certain Funds against "static portfolios" of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2006 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 25 and 26, 2006 and December 12, 2006, during which the Independent Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2007, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board also received information regarding the compensation paid by the Sub-Adviser to attract and retain individuals to perform these services on both an absolute basis and relative to amounts paid by others in the investment management industry.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the one-, three-, five-, and ten-year periods, where applicable, ending June 30, 2006 and September 30, 2006. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Fund, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. Summaries of selected portions of the fee and expense information reviewed are set forth below under "Fund-by-Fund Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2005 and December 31, 2004 and the nine-month period ended September 30, 2006. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2007, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2006 and the management fees and expense data described below are as of June 30, 2006.

ING GET Fund — Series Q

In evaluating the investment performance of ING GET Fund — Series Q, the Board noted that: (1) the Fund's fixed-income component underperformed its fixed-income benchmark index for all periods presented; and (2) the Fund's equity component outperformed its equity benchmark index for the most recent calendar quarter, but underperformed for all other periods presented. The Board further noted that, although the Fund has generally underperformed its benchmark indices, the Fund is successfully pursuing its investment objective of meeting the guarantee of principal for its shareholders during the Guarantee Period.

In assessing the reasonableness of the management fee and expense ratio for ING GET Fund — Series Q, the Board reviewed comparative information provided by the Adviser and noted that the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. The Board also considered the fact that, at the request of the Board, the Adviser has agreed to continue waiving fees or otherwise paying expenses of the Fund to limit the total expenses of the Fund to 80 basis points.

ING GET Fund — Series R

In evaluating the investment performance of ING GET Fund — Series R, the Board noted that: (1) the Fund's fixed-income component underperformed its fixed-income benchmark index for all periods presented; and (2) the Fund's equity component outperformed its equity benchmark index for the most recent calendar quarter, but underperformed for all other periods presented. The Board further noted that, although the Fund has generally underperformed its benchmark indices, the Fund is successfully pursuing its investment objective of meeting the guarantee of principal for its shareholders during the Guarantee Period.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In assessing the reasonableness of the management fee and expense ratio for ING GET Fund — Series R, the Board reviewed comparative information provided by the Adviser and noted that the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. The Board also considered the fact that, at the request of the Board, the Adviser has agreed to continue waiving fees or otherwise paying expenses of the Fund to limit the total expenses of the Fund to 80 basis points.

ING GET Fund — Series S

In evaluating the investment performance of ING GET Fund — Series S, the Board noted that: (1) the Fund's fixed-income component underperformed its fixed-income benchmark index for all periods presented; and (2) the Fund's equity component outperformed its equity benchmark index for the most recent calendar quarter, but underperformed for all other periods presented. The Board further noted that, although the Fund has generally underperformed its benchmark indices, the Fund is successfully pursuing its investment objective of meeting the guarantee of principal for its shareholders during the Guarantee Period.

In assessing the reasonableness of the management fee and expense ratio for ING GET Fund — Series S, the Board noted that the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. The Board also considered the fact that, at the request of the Board, the Adviser has agreed to continue waiving fees or otherwise paying expenses of the Fund to limit the total expenses of the Fund to 80 basis points.

ING GET Fund — Series T

In evaluating the investment performance of ING GET Fund — Series T, the Board noted that: (1) the Fund's fixed-income component underperformed its fixed-income benchmark index for all periods presented; and (2) the Fund's equity component outperformed its equity benchmark index for the most recent calendar quarter, but underperformed for all other periods presented. The Board further noted that, although the Fund has generally underperformed its benchmark indices, the Fund is successfully pursuing its investment objective of meeting the guarantee of principal for its shareholders during the Guarantee Period.

In assessing the reasonableness of the management fee and expense ratio for ING GET Fund — Series T, the Board noted that the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. The Board also considered the fact that, at the request of the Board, the Adviser has agreed to continue waiving fees or otherwise paying expenses of the Fund to limit the total expenses of the Fund to 80 basis points.

ING GET Fund — Series U

In evaluating the investment performance of ING GET Fund — Series U, the Board noted that: (1) the Fund's fixed-income component underperformed its fixed income benchmark index for all periods presented; and (2) the Fund's equity component underperformed its equity benchmark index for all periods presented. The Board further noted that, although the Fund has generally underperformed its benchmark indices, the Fund is successfully pursuing its investment objective of meeting the guarantee of principal for its shareholders during the Guarantee Period.

In assessing the reasonableness of the management fee and expense ratio for ING GET Fund — Series U, the Board noted that the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. The Board also considered the fact that, at the request of the Board, the Adviser has agreed to continue waiving fees or otherwise paying expenses of the Fund to limit the total expenses of the Fund to 80 basis points.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING GET Fund — Series V

In evaluating the investment performance of ING GET Fund — Series V, the Board noted that: (1) the Fund's fixed-income component underperformed its fixed-income benchmark index for all periods presented; and (2) the Fund's equity component outperformed its equity benchmark index for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter. The Board further noted that, although the Fund has generally underperformed its benchmark indices, the Fund is successfully pursuing its investment objective of meeting the guarantee of principal for its shareholders during the Guarantee Period.

In assessing the reasonableness of the management fee for ING GET Fund — Series V, the Board reviewed comparative information provided by the Adviser and noted that the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. The Board also considered the fact that, at the request of the Board, the Adviser has agreed to continue waiving fees or otherwise paying expenses of the Fund to limit the total expenses of the Fund to 80 basis points.

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York

One Wall Street

New York, New York 10236

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-AGET (1206-022307)

Item 2. Code of Ethics.

     As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

     The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $106,500 for year ended December 31, 2006 and $146,550 for year ended December 31, 2005.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $15,799 for year ended December 31, 2006 and $22,800 for year ended December 31, 2005.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $39,232 in the year ended December 31, 2006 and $56,695 in the year ended December 31, 2005. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.  Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.  Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.  Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.  Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

2

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.              Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.  Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.  Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

3

VIII.  Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.  Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved: December 13, 2005

4

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)   For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

5

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services — See Appendix C for tax services associated with fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

6

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre-Approval Period

(2)   For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	☒		Not to exceed $50,000 during the Pre-Approval Period

8

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services
Dated:     2006

•      Bookkeeping or other services related to the accounting records or financial statements of the Funds

•      Financial information systems design and implementation

•      Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•      Actuarial services

•      Internal audit outsourcing services

•      Management functions

•      Human resources

•      Broker-dealer, investment adviser, or investment banking services

•      Legal services

•      Expert services unrelated to the audit

•      Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

(e)	(2) Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)

Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $841,282 for year ended December 31, 2006 and $333,334 for year ended December 31, 2005.

(h)

Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as

11

a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

12

Item 11. Controls and Procedures.

(a)

Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)

There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

13

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING GET Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 8, 2007

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 8, 2007

14